UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              (AMENDMENT NO.     )

Check  the  appropriate  box:

[X]     Preliminary  information  statement
[_]     Confidential,  for  use  of  the  Commission  only (as permitted by Rule
14c-6(d)(2))
[_]     Definitive  information  statement

EditWorks,  Ltd.

(Name  of  Registrant  as  specified  in  Its  Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[_]     No  fee  required

[X]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title  of  each  class  of securities to which transaction applies:
COMMON  STOCK
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
6,400,000
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $ 0.50
(4)     Proposed  maximum  aggregate  value  of  transaction:  $3,200,000.00
     (5)     Total  fee  paid:  $640.00-  fee  of  one-fiftieth  of  one percent
(0.0002)  of  the  proposed  aggregate  value  of  the  transaction.

[_]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
     (4)     date  filed:

                                        1


                                TABLE OF CONTENTS

I.     LETTER  TO  EDITWORKS  SHAREHOLDERS                                     3

II.     SUMMARY  TERM  SHEET                                                   4
A.     Parties  Involved                                                       4
B.     Key  Terms  of  the  Transaction                                        4
C.     Reasons  For  Engaging  in  This  Transaction                           6
D.     Consideration  Offered  to  Security  Holders                           6
E.     Vote  Required  For  Approval  of  the  Transaction                     6
F.     Federal  Tax  Consequences  of  the  Transaction                        7

III.     THE  PLAN  OF  REORGANIZATION                                         8
A.     Background  Of  The  Offer  And  The  Plan  Of  Reorganization          8
B.     The  Parties  to  the  Agreement  and  Plan  of  Reorganization        10
C.     Mergers,  Consolidation,  Acquisitions  and  Similar  Matters
     -  Material  Terms  of  Agreement  and  Plan  of  Reorganization         11
D.     Recommendation And Reasons of the Editworks Board For Engaging in the
       Transaction.                                                           12
E.     Material  Terms  of  Agreement  and  Plan  of  Reorganization          13
F.     Regulatory  Approvals  Required                                        13
G.     Federal  Tax  Consequences  of  the  Transaction                       13
H.     Consideration  Offered  To  Security  Holders                          14

IV.     GENERAL  INFORMATION                                                  15
A.     Date,  Time,  and  Place  Information                                  15
B.     Dissenter's  Rights  of  Appraisal                                     16
C.     Voting  Securities  and  Principal  Holders  thereof                   16
D.     Stock  Ownership  and  Certain  Beneficial  Owners  and Management     16
E.     Directors  and  Executive  Officers                                    17
F.     Compensation  of  Directors  and  Executive  Officers                  19
G.     Ratification  of  Independent  Public  Accountants                     20
H.     Compensation  Plan                                                     20
I.     Amendments  of  Charter,  Bylaws  or  Other  Documents                 20

V.     EXHIBITS                                                               21
Annex  A.     Plan of Reorganization and Acquisition between Editworks, Ltd.
              and  TTI  Technologies  Inc.                                    22
Annex  B.     July 31, 2000 Annual Report for Editworks, Ltd. on Form 10-KSB  30
Annex  C.     Oct. 31, 2000 Interim Report for Editworks, Ltd. on Form 10-QSB/A
                                                                              57
Annex  D.     November 30,  2000   Unaudited Financial Statements for TTI     70

                                        2


                                 EditWorks, Ltd.
                           24843 Del Prado, Suite 326
                              Dana Point, CA 92629

                                 March __, 2000

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on February 27, 2001, of Editworks, Ltd. ("We", "Our"), a Nevada corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:


1. To acquire all of the issued and outstanding shares or stock of TriLucent Technologies, Inc. ("TTI"), as a wholly owned subsidiary in exchange for the issuance of 6,400,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Annex A of Information Statement).
2. To change our corporate name to TriLucent Technologies Corp., or a substantially similar name.
3. To amend our Articles of Incorporation to increase the authorized shares of common stock to 100,000,000.
4. To elect Jerry Witte and George Hennessey to serve as our board of directors until our next annual meeting.
5. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition and has determined that the consideration to our shareholders is fair for our acquisition of TTI.

     Holders of approximately 73.2% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

     By  Order  of  the  Board  of  Directors,

  /s/Jena  M.  Harry
     Jena  M.  Harry,  President

                                        3


            The date of this Information Statement is March __, 2000

                             II.  SUMMARY TERM SHEET


     This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Plan of Reorganization and Acquisition ("POR") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.


A.  THE  PARTIES:

Editworks,  Ltd.  ("EDWL",
           "We", "Our", "Us"):
                                       We are a Nevada Corporation that has been
                                Engaged in the business of operating a computer aided, post-production editing service for various media businesses, using 3-D capable computer equipment developed by the Stratosphere Digital Editing System. After a spin-off of the editing system operations the company had no other business operations. We are currently in the business of seeking one or more profitable business combinations or acquisitions to secure profitability for shareholders. EDWL is a public company whose securities trade on the Over the Counter Bulletin Board (OTCBB: EDWL).

TriLucent  Technologies,  Inc.("TTI"):
                                       TTI,  is  a  private  Nevada  corporation
                                engaged in the business of locating commercially viable petroleum reserves utilizing state-of-the-art hydrocarbon location technologies. TTI has exclusive rights and licenses to these technologies.
                                (See  Section  III,  Item  B)


B.     KEY  TERMS  OF  THE  PLAN  OF  REORGANIZATION

Overview:                         o     EDWL  will  acquire 10,200 shares of TTI
                                        stock, being 100% of its issued and outstanding stock, in exchange for

                                        4


                                        6,400,000 shares of EDWL common stock.
                                        TTI's two officers and  directors,  who
                                        will also be the subsequent officers and directors of EDWL, own all of the shares of TTI stock.

                                  o By Majority consent our shareholders of record on February 27, 2001, approved the acquisition of TTI, in accordance with the terms of the Plan of Reorganiz-ation as attached, was approved.

                                  o The Board of Directors has agreed to accept the cancellation of 38,494,000 shares of its common stock, thus de-creasing its outstanding capitalization to 10,628,000 shares of common stock.

                                  o The Board of Directors of EDWL has authorized a two for one (2:1) forward-split of its outstanding common shares, thus increasing its outstanding capital-ization to 21,256,000 shares of common stock upon effectiveness of the forward split and to 27,656,000 after the issuance of 6,400,000 shares to acquire TTI.


Other Material Considerations:    o     TTI  will  operate  as  a  wholly  owned
                                        subsidiary of EDWL and will be provided funding by subsequent private placements of investment stock.

                                  o EDWL will change its name to TriLucent Technologies Corp. or a substantially similar name, and obtain a new CUSIP number and symbol from the NASD.

                                  o Jerry Witte and George Hennessey have agreed to serve on the Board of Directors and to enter into employment Agreements with TTI and EDWL for three years.

Additional Conditions for Closing:o     The closing of the  acquisition of  EDWL
                                        is contingent upon the assignment of certain rights and patents to TTI and the issuance of investment shares to the shareholders of TTI.

                                        5


C.  REASONS  FOR  ENGAGING  IN  THIS  TRANSACTION

                                  o We have had limited success in raising additional capital for our operations. The Board is optimistic that additional Capital can be raised in a private placement or secondary offering based upon the business potential represented by TTI's business.We do not believe that we can adequately grow our business without this additional capital and we will immediately begin to raise capital through a series of private placement offerings.
                                        (See  Section  III,  Item  D)


D.  CONSIDERATION  OFFERED  TO
     SECURITY  HOLDERS

                                  o TTI shareholders who own shares at the date of the signing of the POR on February 27, 2001, will receive approx-imately 627.45 shares of EDWL stock for each TTI share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their TTI shares.
                                        (See  Section  III,  Item  H)


E.  VOTE  REQUIRED  FOR
    APPROVAL  OF  TRANSACTION

                                  o Nevada Rev. Stat. Ann. Section 78.565 provides that the actions of a corp-oration may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting.
                                        (See  Section  IV,  Item  B)

                                        6


F.  FEDERAL  TAX  CONSEQUENCES
    OF  THE  TRANSACTION

                                  o The transaction between TTI and EDWL appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a forward merger in which there is no gain or loss recognized for the parties. In addition, there should be no taxable gain for our shareholders, but each shareholder should rely upon independent tax advice.
                                        (See  Section  III,  Item  G)


               THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

                                        7


                                 EditWorks, Ltd.
                           24843 Del Prado, Suite 326
                              Dana Point, CA 92629

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.

                         III. THE PLAN OF REORGANIZATION


A.     BACKGROUND  OF  THE  OFFER  AND  THE  PLAN  OF  REORGANIZATION

     TTI had previously entered into a Agreement and Plan of Reorganization with another company, DP Charters, Inc. This agreement was mutually rescinded by the parties when it became evident that the DP Charters, Inc. was developing problems in raising additional capital due to the rapid deterioration of its share price and the decline in the market generally. When this agreement was canceled legal counsel of DP Charters, Inc. introduced the management of TTI to the management of our company, which he also represented. TTI's Management after doing an examination and review of our company believed we presented a better opportunity for raising capital for their future operating needs. It was determined by the management of TTI that in order to meet their business goals that it would be beneficial to them to expedite a transaction with our company.

Our counsel, having conducted extensive due diligence in connection with the DP Charters transaction, was able to give us the appropriate information on which to base our decision to propose a transaction whereby we would acquire 100% of the shares of TTI for the issuance of new investment shares. A Plan of Reorganization and Acquisition was entered into on the morning of February 27, 2001. Our major shareholder, J. Dan Sifford, having 73.2% of the outstanding shares agreed to approve this transaction by written consent as permitted by Nevada law.

The management of TTI expressed to our management that one of Mr. Hennessey's business associates had been involved in developing several tools that aided in the exploration of oil and gas. This associate, Mr. Jerry Witte of San Antonio, Texas, had previously been a senior manager for Sonat, a large regional oil and gas concern located in Houston, Texas. Specifically, Mr. Witte was responsible for investigating alternate methods of locating hydrocarbon deposits. He also was involved in the development of certain technologies that utilized electro-magnetic and microwaves used to detect hydrocarbon emissions.

Mr. Hennessey indicated to us that he and Mr. Witte, along with an associate of Mr. Witte's, wished to incorporate several of these technologies to create a

                                        8


global resource company whose primary function was the exploration of oil and gas. Mr. Hennessey went on to indicate that by utilizing these technologies in unison, the success rate of locating commercially viable oil and gas deposits could exceed 50%. The industry average for success is approximately 20%. These ideas combined with the fact that oil and gas prices are very favorable at this time, made us want to pursue this opportunity in more detail. We immediately began to perform some basic due diligence on the macro-economics of the energy industry and the likelihood of commodity prices sustaining these price levels. Based on our research, they are expected to remain at or near for these levels for the foreseeable future.

     The primary location technology developed by Mr. Witte is Microwave Detection, consists of utilizing airborne remote sensors, which can be used to detect oil and gas in the atmosphere leaking to the surface, directly above an underground oil and gas accumulation. While this tool still requires further development as a stand-alone exploration tool, its current status allows for integration with other technologies, the combination of which will greatly enhances successful exploration probabilities.

In  the  course of the discussions, Mr. Hennessey discussed TTI's business plan.
It was TTI's vision to create a developmental resource company engaged in oil and gas exploration. Based on its exclusive worldwide licenses to certain technologies, it is believed that TTI can increase the commercial success of exploratory drilling for oil and gas from the industry standard of 20%, to over a 50% success rate. We believe that these technologies could significantly reduce the risk associated with oil and gas exploration, thereby creating great economic potential for our shareholders.

As our discussions concluded with Mr. Hennessey, he indicated that Mr. Witte would forward a copy of TTI's business plan so that we may begin a more comprehensive due diligence process. Within a short time frame, we received a copy of TTI's business plan and began to investigate some of its claims and reviewed in detail is forecasts for financial performance. Based on the current pricing of the industries commodities, the cash flow generated from its first five projects could yield in excess of $35 million over a five-year period. The initial capital required to enter into the first five projects is estimated at $1.25 million. Obviously, we were very intrigued by these performance numbers and decided that it would warrant further consideration, including sending our analyst to Texas to meet Mr. Witte while concurrently performing background checks on the TTI's principals.

After we learned more about specifics of the technologies that would be used, particularly with respect to the previous field tests and results, we became interested in securing a long-term business relationship with TTI, and asked that they hold off making any commitments for a business combination with other parties. Mr. Hennessey expressed to our management team that he believed the business combination of our two entities would be able to facilitate fund raising efforts and ultimately result in enhanced value for both company's shareholders.

TTI has experienced some difficulty in raising funds for their private entity and therefore the reason that the reason that the original decision was made to consider the reverse acquisition with DP Charters was to enhance their ability to raise capital in a public market and the realization of their respective values in their company. We have committed to raising not less than $1.25 million through a private placement once the POR has been executed. Based on

                                        9


current market conditions, we have not yet committed to the price of said placement nor what percentage of total equity it would represent, however, we are optimistic that we will be able to achieve this goal. Please note that this fund raising is not a condition precedent to closing.

Within two days of these discussions, we prepared a Plan of Reorganization and Acquisition whereby we would acquire TTI as a wholly owned subsidiary of EDWL. This letter of intent was subject to the continuation of mutually satisfactory due diligence examinations.

Our general legal counsel was then requested to prepare a Definitive Plan of Reorganization and Acquisition ("POR"). A copy of the POR is attached as Annex "A" that was executed by facsimile copy on February 27, 2001.


B.     PARTIES  TO  THE  AGREEMENT  AND  PLAN  OF  REORGANIZATION

1.     EXECUTIVE  OFFICES  OF  PARTIES

     EDITWORKS executive offices are at 24843 Del Prado, Suite 326, Dana Point, CA 92629, telephone 949-488-0736, and fax 949-248-1688.

     TTI'S executive offices are located at 825 South St. Mary's, San Antonio, TX 78205, and telephone is 210-444-2795

2.     ABOUT  EDWL'S  BUSINESS

     Headquartered in Capistrano Beach, CA, Editworks, Ltd., known as EDWL, is a publicly listed company traded on the over-the-counter bulletin board market (OTCBB:EDWL).

     We were initially in the business of operating a computer aided, post-production editing service for various media businesses, using 3-D capable computer equipment developed by the Stratosphere Digital Editing System. The Stratosphere is the only disk-based digital nonlinear video work-station to feature real-time, full-motion alpha keys for two independent 3-D video channels, the equivalent of four video channels.

     On May 24, 2000, we reorganized our corporation by placing our operating business into a newly created and wholly-own subsidiary, NetFilms, Inc., without change or interruption of our operating business. The following events occurring after July 31, 2000, are reported as material subsequent events.

     On August 31, 2000, we resolved to distribute ownership of our operating subsidiary to our shareholders, one share of NetFilms, Inc. for every share Editworks, Ltd. As a result, our existing shareholder base was unchanged, and our shareholders became the shareholders of NetFilms, Inc., a private Nevada corporation.

     Information about our company can be found in our Annual report filed on Form 10-KSB for the year ending July 31, 2000 and our quarterly report for the period ending October 31, 2000 filed on Form 10-QSB/A. These reports are attached as Annex B and Annex C respectively. Additional information on EDWL can

                                       10


be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC as detailed herein with respect to EDWL's public filings.

3.  ABOUT  TRILUCENT  TECHNOLOGIES,  INC.'S  BUSINESS

     TriLucent Technologies, Inc., is a private Nevada company that was formed On July 28, 2000. TTI is a developmental resource company engaged in oil and gas exploration. TTI has proprietary rights to certain technologies that can increase the chance of commercial success of exploratory drilling for oil and gas from an industry standard of 20% to over a 50% success rate. These technologies can significantly reduce the risk associated with oil and gas exploration thereby creating great economic potential for its shareholders.

The centerpiece of the Company's technology, Microwave Detection, consists of utilizing airborne remote sensors, which can be used to detect oil and gas in the atmosphere leaking to the surface, directly above an underground oil and gas accumulation. In addition the Company also records micro-magnetics readings which indicates the presence of magnetic minerals shallow underground. The overlap of these two technologies allows the Company to quickly delineate acreage under which oil and gas accumulations exist. The technology is rapid, non-evasive and can reconnoiter large areas at a fraction of the cost and time of 3-D seismic surveys, which is the standard for the industry.

The Company is also fine tuning its Magno-Tellurics tool to compliment its other Detection tools. Specifically, this device identifies and quantifies ground based electro magnetic readings (Tellurics) generated underground. It will more accurately determine depth of deposits, both in size and distance to surface as well as ascertain content of those deposits, her it consists of oil, gas or water.

All of the Company's technologies have been verified in several blind field tests over proprietary 3-D seismic surveys and proven by drilling to be at least 50% correct in identifying oil and gas anomalies directly over fields. These technologies can identify hydrocarbons over shallow or deep fields regardless of whether they are gas or oil. Gas fields with an aerial extent as small as 150 acres have been identified at a depth more than 15,000 ft below the surface. The company has used its technology to identify large parcels of un-drilled oil and gas fields.

     TTI shareholders are Jerry Witte and George Hennessey, who own 10,000 shares and 200 shares, respectively. These shares were issued for services rendered and other considerations. TTI owns licensing rights and databases. TTI has approximately $107,000 in liabilities.

C.     MERGERS,  CONSOLIDATION,  ACQUISITIONS  AND  SIMILAR  MATTERS

     The Plan of Reorganization and Acquisition ("POR") among TTI and the stockholders of EDWL, attached hereto as Annex A, is the governing document for this transaction. To understand this transaction completely the POR should be read in its entirety. A summary of the terms of the POR are set forth in Section E that follows.

                                       11


D. RECOMMENDATION AND REASONS OF THE EDITWORKS BOARD FOR ENGAGING IN THE TRANSACTION.

     The Board has approved the adoption of the POR and recommended it for approval by a majority of the shareholders.

     As previously reported, we have no current business plan. Management has been actively seeking a business combination with a private company such that the combination would offer the potential for our company to grow. We believe that the acquisition of TTI offers such a potential.

     Our potential for profitability and growth is limited by our dependence on outside capital. The primary needs for TTI's capital have been for working capital, participation in working interests and lease acquisition. Currently, the TTI has funded its operations from loans obtained form third-party investors. The operational strategy for TTI is to provide services to exploration companies for an interest in wells that are subsequently drilled, primarily from data generated by TTI. Based on current contracts, this percentage interest in wells drilled, known in the industry as a "working interest," can range from 20% to 30%.

Based on current budget analyses, TTI expects to incur a monthly operating expense of approximately $75,000. We expect to be able to work or "shoot" two to three prospects per month, and the previous monthly operational expense reflects this amount of work. Therefore, given our expectations of successful well completions, based on our field tests, we should begin to generate working interest revenue within three to four months.

We believe that providing TTI with $1.25 million, secured through a subsequent private placement, will be adequate to fund their operations until a revenue stream can be established through its participation in various working interests. Based on discussions with various investor groups, we feel very optimistic in being able to secure this level of financing within a 30 to 60 day period. Our confidence in being able to raise private funds for a public entity is due primarily to the fact that TTI is in the natural resource/energy business, a sector that has enjoyed a significant increase in pricing over the last twelve months, and whose respective companies have experienced a substantial increase in earnings and, correspondingly, market capitalization. Based on our due diligence, which is performed in part through the various publicly-available energy analysts, we feel that pricing for oil and natural gas should remain in the $30 and $8 ranges, per barrel and per MMCF, respectively, for the duration of 2001 and beyond. Inventory supplies and production rates have reversed their respective trends and the statistics on their relative ratio to one another appear to indicate that commodity pricing will remain consistent in the short and medium runs.

We believe that the 18 months of start-up and operating capital will be sufficient for the TTI to execute the strategies enumerated in its business plan and establish an ongoing and increasing revenue stream.


                                       12


E.     MATERIAL  TERMS  OF  AGREEMENT  AND  PLAN  OF  REORGANIZATION
     -  SUMMARY  OF  TRANSACTION

At least twenty days after the mailing of this information statement to our shareholders, 6,400,000 new investment shares of EDWL common stock will be issued to the shareholders of TTI such that for each share of TTI stock owned they will receive approximately 627.45 shares of EDWL common stock. EDWL will continue the business operations of TTI as a wholly owned subsidiary of EDWL. The share ownership of TTI prior to this transfer will be as follows:

     Jerry  Witte                         10,000
     George  Hennessey                       200
                                          ------
                            TOTAL         10,200


The  following  is  a  summary  of  the  key  provisions  of  this  transaction:

- EDWL has agreed to provide funding of up to $1,250,000 to TTI, subsequent to closing and not a condition precedent thereto, and pursuant to a budget mutually agreed upon by both parties.
- Jerry Witte and George Hennessey will be elected to the Board of Directors of EDWL.
- Jerry Witte and George Hennessey will have three-year employment agreements with TTI and EDWL.
- There shall be no reverse split of EDWL's stock for at least eighteen months after the closing.
- In connection with this transaction our name will be changed to TriLucent Technologies Corp., or a substantially similar name.
- The Articles of Incorporation will be amended to increase the authorized shares of common stock to 100,000,000.
- TTI shareholders will receive 627.45 shares of EDWL stock for each share of TTI stock owned on the record date of February 27, 2001.


F.     REGULATORY  APPROVALS  REQUIRED

     No Federal or State Regulatory requirements must be complied with expect for compliance with the Federal Proxy Rules of the Securities Exchange Act of 1934. Approval must be obtained from the shareholders of EDWL that own a majority of the outstanding shares under Nevada Law.


G.      FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION


     Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation

                                       13


acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of TTI's assets into EDWL in exchange for stock is considered to be a forward merger in which EDWL will acquire control of TTI. The shares issued by EDWL to be distributed to the TTI stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. EDWL will preserve TTI's business or continue to use their assets in the wholly-owned EDWL subsidiary.

     The shareholders of TTI will receive no other consideration than shares of EDWL stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of EDWL with TTI or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.


H.     CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

     TTI shareholders who own shares at the record date of February 27, 2001, will receive approximately 627.45 shares of EDWL stock for each TTI share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their TTI shares. The ratio of EDWL shares that are being distributed to TTI shareholders has been calculated by dividing the 6,400,000 shares received from EDWL for the acquisition of TTI by 10,200, which is the number of shares issued and outstanding for TTI.



              THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

                                       14


                             IV. GENERAL INFORMATION

     This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

1. To acquire all of the issued and outstanding shares or stock of TriLucent Technologies, Inc. ("TTI"), as a wholly owned subsidiary in exchange for the issuance of 6,400,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Agreement and Plan of Reorganization (see Annex A of Information Statement).
2. To change our corporate name to TriLucent Technologies Corp., or a substantially similar name.
3. To amend our Articles of Incorporation to increase the authorized shares of common stock to 100,000,000.
4. To elect Jerry Witte and George Hennessey to serve as our board of directors until our next annual meeting.
5. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


A.     DATE,  TIME  AND  PLACE  INFORMATION

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

This information statement is first being mailed on or about March __, 2000 to the holders of Common Stock as of the Record Date, February 27, 2001. Under Federal law the record date was determined as the date that the first public announcement was made of the Plan of Reorganization and Acquisition.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. EditWorks is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by EditWorks, Ltd. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Karl Rodriguez, at 949-248-9561.

                                       15


     This acquisition of TTI is described in more detail under the section entitled "Annex A The Plan of Reorganization and Acquisition". If these conditions are satisfied, then under Federal law this transfer will not be effective until at least 20 days after this information statement was mailed to you.


B.  DISSENTERS'  RIGHTS

     Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as provided in this Information Statement.


C.  VOTING  SECURITIES

     EDWL presently has only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 50,000,000 shares are authorized and 49,122,000 shares were issued and outstanding as of the Record Date, February 27, 2001. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice.

Nevada Rev. Stat. Ann. Section 78.320 of the Nevada law permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting. The control shareholder, J. Dan Sifford, who owns 73.2% of the outstanding shares has approved, by written consent, the actions in connection with the POR.


D.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

(A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of our knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. The Registrant has only one class of stock; namely Common Stock.

 (B) SECURITY OWNERSHIP OF MANAGEMENT. To the best of our knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

                                       16


                                    TABLE A/B
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE


 Name and Address of Beneficial Owner . . . . . . . . . .  Post-Split        %
                                                           Ownership
------------------------------------------------------------------------------
J. Dan Sifford Jr.. . . . . . . . . . . . . . . . . . . .  35,948,000    73.18
3131 South West Freeway, #42
Houston TX  77098
-------------------------------------------------------------------------------
Jena M. Harry                                        Sole         -0-     0.00
Officer/Director
3 San Bittern
Aliso Viejo CA 92656
-------------------------------------------------------------------------------
All Officers and Directors as a Group . . . . . . . . . .  35,948,000    73.18
-------------------------------------------------------------------------------
Total Shares Issued and Outstanding . . . . . . . . . . .  49,122,000   100.00
-------------------------------------------------------------------------------



     (C).  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, the following table sets forth the directors, executive officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:


Individual . . . .  No. of Late Reports  No. of Transactions
                    not reported
------------------------------------------------------------
Jena M. Harry. . .                    1                    0
------------------  -------------------  -------------------
J. Dan Sifford Jr.                    1                    0
------------------  -------------------  -------------------


E.  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Jena M. Harry is the current Director of Editworks, Ltd., having taken office from the inception of the Registrant, and shall serve until her successors are elected or appointed. J. Dan Sifford Jr. served as a director

                                       17


throughout the entire year of 2000 and recently resigned on February 23, 2001 for personal reasons. The business experience and biographies are listed in the Form 10-KSB, PART III, Item 9, "Directors and Executive Officers, Promoters and Control Persons" attached hereto as Annex B.

 By majority consent, proposal 3 was approved for the election of the board of directors of EDWL; Jerry Witte and George Hennessey, to serve until the next meeting of shareholders. Ms. Harry did not stand for re-election. The business experience and biographies of the Director nominees are as follows:

JERRY D. WITTE, age 48, has over twenty years experience in the oil and gas exploration industry. Currently he is the President, of FEI exploration, an oil and gas exploration company generating prospect using RRTs technologies in conjunction with traditional exploration tools. From 1998 to 1999 he acted as the Vice President of Exploration for Power Exploration, a start up company focusing on using risk reduction technologies as recon exploration tools and then confirming with traditional exploration technologies. As VP of Exploration he conducted research into the science and patents behind risk reduction tools.

From 1985 to 1998 Mr. Witte held the following positions with Sonat Exploration:
From 1997 to 1998 he held the position of Manager of Earth Science Applications which focused on reducing cost, making better business decision and reducing risk of exploration achieved by using computers and new technologies. From 1993 to 1996 he held the position of Manager of Corporate Exploration Planning and Special Projects which concentrated on workflow and exploration strategy analysis, budgeting, short and long-term economic forecast, presentation of technical sciences and company data to Directors and NY stock analysis community. From 1988 to 1992 he held the position of Manager of Acquisition Evaluations where he was responsible for property acquisition for Sonat's initial phase of acquisition and field development, over $300 million dollars spent while more than doubling the companies reserve base. 300 development wells drilled with 90% success. And from 1986 to 1988 he was the District Geologist responsible for field mapping for additional development.

From 1982 to 1985 Mr. Witte worked for Gulf Oil as a Development and Enhanced Recovery Geologist. Detailed reservoir mapping of highly faulted oil fields for additional development opportunities. Last well drilled found 90 ft of new pay in center of a field with over 500 wells. From 1982 to 1979 he was a Geologist for Reservoirs Inc., where he used Scanning Electron Microscope & X-Ray diffraction, identify the minerals that were hindering production. He also determined completion or remedial workover solutions that would reverse or control this problem.

GEORGE D. HENNESSEY, age 65, earned his B.S. in Geology at Arizona State University in 1960 and had a post-graduate education at Brigham Young University in the area of Accounting and Business Management. Since 1977, Mr. Hennessey has been a consultant for Major Mining Companies, Private Corporations, Investment Groups and Individuals, relative to mineral exploration, mineral property evaluations, acquisitions, and dispositions. These undertakings were primarily for lode and placer occurrences of precious metals and industrial minerals both domestically and overseas. Some of the clients include: Bear Creek Mining Company (Kennecott), ASARCO, US Borax & Chemical Corp, Pegasus Gold Corporation, Lexham Sea, Ltd., Columbia International Corporation, Christensen

                                       18


Diamond Products, Alliance Nuclear Corporation, and Sandpiper Corporation. Mr. Hennessey made numerous contributions to the industry. He discovered the Montoro silver/copper deposit in NW Montana. As a consultant, introduced US Borax to this find. In turn the property was staked, drilled and partially defined. To date, it is recognized as the largest silver ore reserve in the world, currently being developed by a major Canadian Mining Company. He discovered, developed and mined a small uranium deposit in SE Utah, selling direct shipping ore to Atlas Minerals. He developed, mined, processed and sold concentrates from a small tungsten deposit in Western Montana. He has also been instrumental in compiling data, making property presentations and assisting in negotiations relative to the Kennecott/ASARCO joint venture on the Spar Lake Mine. Efforts culminated in a successful agreement, ultimate development and production from the nation's premier silver producing mine.



 F.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     There is no plan of compensation or other compensation paid to our officers or directors, no stock awards, bonuses or options. The Summary Compensation Table is as of July 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                   |    Long Term Compensation   |
                              |        Annual Compensation         |        Awards      | Payouts|
A . . . . . . . . .  B                C            D          E          F        G         H         I
Name. . . . . . . .                                                          Securities
And . . . . . . . .                                          Other    Restric-   Under-          All Other
Principal . . . .                                         .  Annual     Ted     Lying             Compen-
Position. . . . . .                                          Compen-   Stock   Options    LTIP     Sation
                                    Salary       Bonus     Sation ($)  Awards  SARs (#)  Payouts     ($)
                         Year         ($)         ($)                   ($)               ($)
J. Dan Sifford, Jr.      2000          0           0           0         0        0        0          0
Former President. .      1999          0           0           0         0        0        0          0
                         1998          0           0           0         0        0        0          0
Jena M. Harry . . .      2000          0           0           0         0        0        0          0
Sole Officer/ . . .      1999          0           0           0         0        0        0          0
Director. . . . . .      1998          0           0           0         0        0        0          0


OUTSTANDING  STOCK  OPTIONS

The  Company  has  no  outstanding  stock  options  or  warrants.

                                       19


G.  RATIFICATION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     By majority shareholder consent, proposal number 5, the ratification of Chisholm & Associates, LLC, as our auditors, has been approved. Chisholm & Associates, LLC, prepared the audited financial statements for the fiscal years ending July 31, 2000, and 1999. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.



H.  COMPENSATION  PLAN

          TriLucent Technologies, Inc. has Employment Agreements with Jerry Witte and George Hennessey. When the POR, attached as Annex A, is effectuated these officers have agreed to executed employment agreements for a duration of three years.



I.  AMENDMENTS  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     By majority shareholder consent, proposals number 2 and 3 have been approved such that our Articles of Incorporation will be amended to change our corporate name to TriLucent Technologies Corp., or a substantially similar name and to increase our authorized number of shares of common stock to 100,000,000 upon effectuation of the Plan of Reorganization and Acquisition.


                                   SIGNATURES

                      By Order of the Board of Directors of
                                 EDITWORKS, LTD.


March  __,  2000

                               /s/Jena M. Harry
                                  Jena M. Harry
                              President / Director

                                       20


                                 EXHIBITS INDEX

                                                                        Page No.

Annex  A.     Plan  of  Reorganization  and  Acquisition                      22

Annex  B.     1999  Annual  Report  for  Editworks  on  Form  10-KSB-A4       30

Annex C.     Sept. 30, 2000 Quarterly Report for Editworks on Form 10-QSB     57

Annex  D.     November 30,  2000   Unaudited Financial Statements for TTI     70

                                       21


--------------------------------------------------------------------------------
                                     Annex A

                     PLAN OF REORGANIZATION AND ACQUISITION
--------------------------------------------------------------------------------

                                       22


                     PLAN OF REORGANIZATION AND ACQUISITION
                                    BY WHICH
                                 EDITWORKS, LTD.
                             (A NEVADA  CORPORATION)
                                  SHALL ACQUIRE
                          TRILUCENT TECHNOLOGIES, INC.
                             (A NEVADA CORPORATION)

     THIS PLAN OF REORGANIZATION AND ACQUISITION is made and dated this day of February 27, 2001 by and between the above referenced corporations, and shall become effective on "the Effective Date" as defined herein.


                           I.  THE INTERESTED PARTIES


     A.  THE  PARTIES  TO  THIS  PLAN

     1.  EDITWORKS,  LTD.  ("EDWL"),  a  Nevada  corporation.

     2.  TRILUCENT  TECHNOLOGIES,  INC.  ("TTI"),  a  Nevada  corporation.


                                  II.  RECITALS

     A.  THE  CAPITAL  OF  THE  PARTIES:

     1. THE CAPITAL OF EDWL consists of 50,000,000 shares of common voting stock of $0.001 par value authorized, of which 49,122,000 is presently issued and outstanding; but, of which no more than 10,628,000 (pre-forward split), which shall have become 21,256,000 (post-split) common shares, shall be issued immediately before closing contemplated herein.

     2. THE CAPITAL OF TTI consists of 25,000 shares of common voting stock of no par value authorized, of which no more than 10,200 shares shall be issued immediately before and after closing contemplated herein.

     B. THE BACKGROUND FOR THE ACQUISITION: EDWL desires to acquire TTI and the shareholders of TTI wish to be acquired by a public company.

                                       23


                  III.   CONDITIONS PRECEDENT TO REORGANIZATION

     A. THE BOARDS OF DIRECTORS of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by EDWL, in accordance with IRS
Section 354(a) and 368(a). These U.S. tax provisions provide that no gain or loss be recognized from a statutory merger of two corporations.


     B. THE SHAREHOLDERS OF EDWL shall have approved the acquisition and this agreement and each shall have been approved and adopted by the Board of Directors of EDWL in a manner consistent with the laws of its Jurisdiction and its constituent documents.

     C. THE SHAREHOLDERS OF TTI shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of TTI in a manner consistent with the laws of its Jurisdiction and its constituent documents.

     D. EFFECTIVE DATE: This Plan of Reorganization shall become effective on a date designated hereinafter as the "Closing Date"; provided that the following conditions precedent shall have been met, or waived in writing by the parties:

     1. On or prior to the Closing, EDWL shall have completed the following actions, in substantially the following order: (a) accepted the cancellation of 38,494,000 shares, such that EDWL shall have no more than 10,628,000 issued and outstanding; (b) increased its authorized capital to 100 million common shares;
(c) effected a two for one forward split of its common stock, such that it shall have 21,256,000 (post-split) shares of common stock issued and outstanding at Closing.

     2. EDWL shall have substantially no assets and no liabilities at the time of Closing, except for expenses in connection with this transaction not to exceed $150,000.

     3. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete this Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties, which shall be no later than sixty (60) days after the Effective Date;

     4. This Plan of Reorganization and Acquisition shall have been approved by the holders of more than one-half of the common shares of TTI and EDWL;

     5. The rights of all dissenting shareholders, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Plan of Reorganization and Acquisition;

                                       24


     6. All of the terms, covenants and conditions of this Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     7. The representations and warranties of the parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

     E. TERMINATION. This Plan of Reorganization and Acquisition may be terminated at any time prior to closing, whether before or after approval by the shareholders of TTI; (i) by mutual consent of EDWL and TTI; or (ii) by either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time. In the event that termination of this Plan of Reorganization and Acquisition by either EDWL or TTI, as provided above, this Plan of Reorganization and Merger shall forthwith become void and there shall be no liability on the part of either EDWL or TTI or their respective officers and directors.


                            IV.   PLAN OF ACQUISITION

     A. REORGANIZATION AND ACQUISITION: Editworks, Ltd. and TriLucent Technologies Inc. are hereby reorganized, such that EDWL shall acquire all the capital stock of TriLucent Technologies Inc. with all of its current assets, liabilities and businesses, and TriLucent Technologies Inc. shall become a wholly owned subsidiary of Editworks, Ltd. Editworks, Ltd. shall change its corporate name to TriLucent Technologies, Corp. or a substantially similar name and shall increase the number of authorized common stock to 100,000,000.

Effective Date: This Plan of Reorganization and Acquisition shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and the time of such effectiveness shall be called the effective date hereof.

     B. SURVIVING CORPORATION: Both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective jurisdiction. The Resulting parent corporation is the entity responsible for the rights of dissenting shareholders.

                                       25


     C. SURVIVING ARTICLES OF INCORPORATION: The Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

     D. SURVIVING BY-LAWS: The By-Laws of each Corporation shall remain in full force and effect, unchanged.

     E. CONVERSION OF OUTSTANDING STOCK: At Closing, Editworks, Ltd. shall issue and deliver two stock certificates representing a total of 6,400,000 new investment shares of its common stock .

     F.  OTHER  CONDITIONS  OF  ACQUISITIONS

     1.  TTI's  liabilities  will  not  exceed  $150,000  at  Closing;

     2. TTI shall own all of the assets it currently owns except as may be sold or transferred in the ordinary course of business;

     3.  Employment  agreements  will  be in place for all key employees of TTI;

     4. Subject to the Closing of the transaction, the present directors of EDWL shall resign and the following nominees of TTI shall be elected to serve in their stead: Jerry Witte and George Hennessey; and

     5. There shall be no reverse split of the stock of EDWL for a period of 18 months from the date of closing the transaction.

     G. FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: The Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and to do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant hereby to deal fairly and in good faith with each other and each others shareholders.

     H. GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES: The purpose and general import of the Mutual Representations and Warranties are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

     1. ORGANIZATION AND QUALIFICATION. Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     2. CORPORATE AUTHORITY. Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

                                       26


     3. OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it has lawful title and ownership of its property as reported to the other, and as disclosed in its financial statements.

     4. ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable.

     5. ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

     6. LEGAL PROCEEDINGS. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

     7. NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

     8. CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding shares and all shares of capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Corporation.

     9. BROKERS' OR FINDER'S FEES. Each Corporation warrants and represents that it is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

     I.  MISCELLANEOUS  PROVISIONS

 1. Except as required by law, no party shall provide any information concerning the assets or business of the other party or any aspect of the transactions contemplated by this Agreement to anyone other than their respective directors, officers, employees and representatives without the prior written consent of the other party hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

 2. This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding

                                       27


under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

 3. The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes that the parties cannot resolve by agreement or mediation shall be submitted to binding arbitration under the rules but not under the auspices of the American Arbitration Association in the State of Nevada. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes that may occur.

 4. If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

 5. No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

 6. The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

                                       28


                                   SIGNATURES


THIS PLAN OF REORGANIZATION AND ACQUISITION is executed on behalf of each Company by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents.


EDITWORKS,  LTD.              TRILUCENT  TECHNOLOGIES,  INC.
(A  NEVADA  CORPORATION)      (A  NEVADA  CORPORATION)

       by                             by

/s/Jena Harry                   /s/Jerry Witte
   Jena  Harry                     Jerry  Witte
   President                       President  &  CEO


/s/Jena Harry                  /s/George Hennessey
   Jena  Harry                    George  Hennessey
   Secretary/Treasurer            Secretary

                                       29


--------------------------------------------------------------------------------
                                     Annex B
                     2000 ANNUAL REPORT FOR EDITWORKS, LTD.
                                  ON FORM 10-KSB
                        For the year ending July 31, 2000
--------------------------------------------------------------------------------

                                       30


                                  FORM 10-K-SB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               [X]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number:  0-28767


                                 Editworks, Ltd.
             (Exact name of Registrant as specified in its charter)

Nevada                                                                88-0403070
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


24843  Del  Prado  Suite  326  Dana  Point  CA                             92629
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  488-0736

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the Act:     7,312,200

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all report required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

As  of  7/31/00

     the aggregate number of shares held by non-affiliates was approximately 1,317,400. shares.

     the number of shares outstanding of the Registrant's Common Stock was 7,312,200.

[] (Indicate by check mark whether if disclosure of delinquent filers ( 229.405) is not and will not to the best of Registrant's knowledge be contained herein, in definitive proxy or information statements incorporated herein by reference or any amendment hereto.)


                        Exhibit Index is found on page 45

                                       31


Introduction                                                                  33

PART  I                                                                       33

Item  1.  Description  of  Business                                           33

Item  2.  Description  of  Property                                           36

Item  3.  Legal  Proceedings                                                  36

Item  4.  Submission  of  Matters  to  a  Vote  of  Security  Holders         36

PART  II                                                                      36

Item  5.  Market  for  Common  Equity  and  Stockholder  Matters              36
      (a)  Description  of  Securities                                        36
      (b)  Market  Information                                                36
      (c)  Holders                                                            37
      (d)  Dividends                                                          37
      (e)  Sales  of  Unregistered  Common  Stock  1999-2000                  37
      (f)  Secondary  Trading                                                 37

Item  6.  Management's  Discussion  and  Analysis or Plan of Operation        40
      (a)  Plan  of  Operation                                                40
      (b)  Discussion and Analysis of Financial Condition and Results of
           Operations                                                         40
      (c)  Reverse  Acquisition  Candidate                                    41

Item  7.  Financial  Statements                                               42

Item  8.  Changes  In  and  Disagreements  With  Accountants
          on  Accounting  and  Financial  Disclosure                          43

PART  III                                                                     43

Item  9.  Directors and Executive Officers, Promoters and Control Persons;
          Compliance with Section 16(a) of the Exchange Act                   44

Item  10.  Executive  Compensation                                            44

Item  11.  Security Ownership of Certain Beneficial Owners and Management     44
      (c)  Changes  in  Control                                               45

Item  12.  Certain  Relationships  and  Related  Transactions                 45

Item  13.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K   45
      (a)  Financial  Statements                                              45
      (b)  Form  8-K  Reports                                                 45
      (c)  Exhibits                                                           45

                                       32


                                  INTRODUCTION

     We  filed  Form  10-SB voluntarily to register our common stock pursuant to
Section 12(g) of the Securities Exchange Act of 1934, in order to comply with the requirements of National Association of Securities Dealers for submission for quotation on the Over-the-Counter Bulletin Board, often called OTCBB . Our common stock is presently quoted on the OTCBB. The requirements of the OTCBB are that the financial statements and information about the Registrant be reported periodically to the Commission and be and become information that the public can access easily. This Registrant wishes to report and provide disclosure voluntarily, and will file periodic reports in the event that its obligation to file such reports is suspended under the Exchange Act.

      Our Registration became effective about March 2, 2000. Our fiscal year end is July 31. This Report contains information of events occurring after July 31, 2000, but during the 90 days following our year end.

     We may be the subject of a Reverse Acquisition . A reverse acquisition is the acquisition of a private ( Target ) company by a public ( Registrant ) company, by which the private company's shareholders acquire control of the public company. While no negotiations are in progress, and no potential targets have been identified, the business plan of this Registrant is to find such a target or targets, and attempt to acquire them for stock. While no such arrangements or plans have been adopted or are presently under consideration, it would be expected that a reverse acquisition of a target company or business would be associated with some private placements and/or limited offerings of common stock of this Registrant for cash. Such placements, or offerings, if and when made or extended, would be made with disclosure and reliance on the businesses and assets to be acquired, and not upon the present condition of this Registrant.

                                     PART I


                        ITEM 1.  DESCRIPTION OF BUSINESS.


(A) HISTORICAL INFORMATION. This Corporation, Editworks, Ltd. was incorporated in the State of Nevada on August 20, 1998, for the purpose of establishing a computer aided, post-production editing service for various media businesses.

      (1) On October 15, 1998, we authorized our initial issuances: 6,042,200 shares to seven founders pursuant to section 4(2) of the Securities Act of 1933 at par value of $0.001.

      (2) Also on October 15, 1998, we offered a maximum of 300 units at $1,000.00 per unit. Each unit consisted of 4,000 shares of common stock and one warrant to purchase up to an additional 4,000 shares of common stock for $0.75 within eighteen months of the offering date. This translates to an offering of 1,200,000 shares and 1,200,000 warrants, at a per share price of $0.25. The result was that we placed 1,062,000 shares, and a like number of shares, to 27 highly sophisticated investors, with pre-existing relationships to management, pursuant to Regulation D, Rule 504, as then in force, promulgated by the Securities and Exchange Commission pursuant to section 3(b) of the Act.

                                       33


      (3) About April 26, 2000, we formally issued an additional 208,000 shares to four highly sophisticate investors pursuant to Section 4(2) of the Securities Act of 1933, at $0.125 per share. It appears that these shares had been subscribed for in November of 1999.

      (4) As a result, on July 31, 2000 we had 7,312,200 shares of common stock issued and outstanding, and no other shares, warrants, options or convertible securities. All warrants expired unexercised and were no further force or effect.

(B) THE FORMER BUSINESS OF REGISTRANT AND ITS SUBSIDIARIES. We had been in the business of operating a computer aided, post-production editing service for various media businesses, using 3-D capable computer equipment developed by the Stratosphere Digital Editing System. The Stratosphere is the only disk-based digital nonlinear video work-station to feature real-time, full-motion alpha keys for two independent 3-D video channels, the equivalent of four video channels.

(C) THE REORGANIZATION. On May 24, 2000, we reorganized our corporation by placing our operating business into a newly created and wholly-own subsidiary, NetFilms, Inc., without change or interruption of our operating business.

(D) SPIN-OFF. The following events occurring after July 31, 2000, are reported as material subsequent events. On August 31, 2000, we resolved to distribute ownership of our operating subsidiary to our shareholders, one share of NetFilms, Inc. for every share EditWorks, Ltd. As a result, out existing shareholder base was unchanged, and our shareholders became the shareholders of NetFilms, Inc., a private Nevada corporation.

(E) SHARE BUY-BACK. The following events occurring after July 31, 2000, are reported as material subsequent events. J. Dan Sifford Jr., our former President and Director, owned (pre-split) 5,994,800 (83.67%) on July 31, 2000. On September 5, 2000, the Officers were empowered and directed to effect a buy-back and retirement of (pre-split) 2,400,000 shares of common stock from J. Dan Sifford, for $2,400.00, being par value, the basis upon which such shares were issued to him. Mr. Sifford agreed and joined in this corporate action. Accordingly following the 24,000,000 (post-split) buy-back, the total issued and outstanding common stock, on September 6, 2000 and currently was and is 4,912,200.

                             Pre-Split  Post-Split
--------------------------------------------------
Affiliate Founder 4(2). . .  3,594,800  35,948,000
Non-Affiliate Founders 4(2)     47,400     474,000
Investors 504 . . . . . . .  1,062,000  10,620,000
Investors 4(2). . . . . . .    208,000   2,080,000
==================================================
              Total . . . .  4,912,200  49,122,000
--------------------------------------------------

From this point forth, in this report, share amounts will be indicated as to pre-split and/or post-split status, accordingly.

(F) FORWARD SPLIT. The following events occurring after July 31, 2000, are reported as material subsequent events. On September 4, 2000 we declared a ten

                                       34


for one forward split of our common stock. The record date was September 19, 2000. As a result, our 4,912,200 pre-split shares became 49,122,000 shares of common stock issued and outstanding. The effect of this forward split, by category of issuance is illustrated with the following table.

                Pre-Split  Post-Split
-------------------------------------
Founders 4(2).  3,642,000  36,420,000
Investors 504.  1,062,000  10,620,000
Investors 4(2)    208,000   2,080,000
=====================================
Total. . . . .  4,912,000  49,120,000
-------------------------------------

(G) FINANCING PLANS. For more information, please see Item 6 of Part II, Management's Discussion and Analysis.

(H) GOVERNMENT REGULATION. There are no issues of government regulation unique to this Registrant or its business.

(I) COMPETITION. There are no issues of competition at this time. For more information, please see Item 6 of Part II, Management's Discussion and Analysis.

(J) PLANNED ACQUISITIONS. There are no planned acquisitions, at this time. For more information, please see Item 6 of Part II, Management's Discussion and Analysis.

(K)  EMPLOYEES.  We  have  two  remaining  officers.

(L) REVERSE ACQUISITION CONTINGENCY. We may become a candidate for a reverse acquisition transaction. A mature and businesslike evaluation of our affairs require the consideration of the foreseeable possibility of business failure. Accordingly, this Registration Statement will include a discussion of that contingency, which, although uncertain, and which may not occur. While we have no present plans to engage in Reverse Acquisition transactions, such transactions are possible and forseeable, and for the reason that we are thinly capitalized, and have no current business or business plan. This subject is further discussed in Item 6 of Part II, Management's Discussion and Analysis, and also Item 5(e) of Part II, Secondary Trading.

(M) VOLUNTARY REPORTING CONTINGENCY. We do not anticipate any contingency upon which we would voluntarily cease filing reports with the SEC, even though we are not required to do so. It is in our compelling interest to report our affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB.

                                       35


                        ITEM 2.  DESCRIPTION OF PROPERTY.

     None.


                           ITEM 3.  LEGAL PROCEEDINGS.

     There are no legal proceedings pending against the Company, as of the preparation of this Report.


          ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

                                     PART II


           ITEM 5.  MARKET FOR COMMON EQUITY AND STOCKHOLDER MATTERS.


 (A) DESCRIPTION OF SECURITIES. Our Capital Authorized and Issued. The Registrant is authorized to issue 50,000,000 shares of a single class of Common Voting Stock, of par value $0.001. There were 7,312,200 (pre-split) shares are issued and outstanding on July 31, 2000. On September 5, 2000, we repurchased 2,400,000 (pre-split) affiliate control shares, reducing the total issued and outstanding to the present 4,912,2000. On September 4, 2000 we declared a ten for one forward split of our common stock. On September 19, 2000 our 4,912,200 pre-split shares became 49,122,000 shares of common stock issued and outstanding. The effect of this forward split, by category of issuance is illustrated with the following table.All shares of Common Stock when issued were fully paid for and nonassessable. Each holder of Common Stock is entitled to one vote per share on all matters submitted for action by the stockholders. All shares of Common Stock are equal to each other with respect to the election of directors and cumulative voting is not permitted; therefore, the holders of more than 50% of the outstanding Common Stock can, if they choose to do so, elect all of the directors. The terms of the directors are not staggered. Directors are elected annually to serve until the next annual meeting of shareholders and until their successor is elected and qualified. There are no preemptive rights to purchase any additional Common Stock or other securities of the Registrant. The owners of a majority of the common stock may also take any action without prior notice or meeting which a majority of shareholders could have taken at a regularly called shareholders meeting, giving notice to all shareholders thereafter of the action taken. In the event of liquidation or dissolution, holders of Common Stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of Common Stock, have been paid in full. All shares of Common Stock enjoy equal dividend rights. There are no provisions in the Articles of Incorporation or By-Laws which would delay, defer or prevent a change of control.

 (B) MARKET INFORMATION. Our Company, has one class of securities, Common Voting Equity Shares ( Common Stock ). The Company's Securities may be quoted in the over-the-counter market, on the Bulletin Board ( OTCBB ). To the best of our knowledge there has been little or no trading in our common shares. We face a

                                       36


young, sporadic and potentially volatile trading market. Quotations for, and transactions in the Securities, and transactions are capable of rapid fluctuations, resulting from the influence of supply and demand on relatively thin volume. There may be buyers at a time when there are no sellers, and sellers when there are no buyers, resulting in significant variations of bid and ask quotations by market-making dealers, attempting to adjust changes in demand and supply. A young market is also particularly vulnerable to short selling, sell orders by persons owning no shares of stock, but intending to drive down the market price so as to purchase the shares to be delivered at a price below the price at which the shares were sold short.

Quarter.  Our      High bid  Low bid  Volume
ending .  Quarter
---------------------------------------------
Oct 98 .      1st         0        0        0
Jan 99 .      2nd         0        0        0
April 99      3rd         0        0        0
July 99.      4th         0        0        0
Oct 99 .      1st         0        0        0
Jan 00 .      2nd         0        0        0
April 00      3rd         0        0        0
July 00.      4th    3.7812     2.75  881,000
---------------------------------------------


     The foregoing price information is based upon inter-dealer prices without retail mark-up, mark-down or commissions and may not reflect actual transactions. The source is finance.yahoo.com


 (C) HOLDERS. Management calculates that the approximate number of holders of the Company's Common Stock, as of July 31, 2000 was 34.

 (D) DIVIDENDS. We have not paid any cash dividends on our Common Stock, and do not anticipate paying cash dividends on our Common Stock in the next year. We anticipate that any income generated in the foreseeable future will be retained for the development and expansion of our business. Future dividend policy is subject to the discretion of the Board of Directors and will depend upon a number of factors, including future earnings, debt service, capital requirements, business conditions, the financial condition of the Company and other factors that the Board of Directors may deem relevant.

 (E) SALES OF UNREGISTERED COMMON STOCK 1999-2000. About April 26, 2000, we formally issued an additional 208,000 (pre-split) shares to four highly sophisticate investors pursuant to Section 4(2) of the Securities Act of 1933, at $0.25 per share. It appears that these 2,080,000 (post-split) shares had been subscribed and paid for in November of 1999. These investors enjoyed pre-existing relationships with management providing them access to the kind of information which registration would have provided. Their sophistication was determined by reference to their respective income, net worth and previous investment experience.


 (F) SECONDARY TRADING. This refers to the marketability to resell shares of our common stock in brokerage transactions. That marketability is generally governed

                                       37


by  Rule  144, promulgated by the Securities and Exchange Commission pursuant to
Section 3 of the Securities Act of 1933. Securities which have not been registered pursuant to the Securities Act of 1933, but were exempt from such registration when issued, are generally Restricted Securities as defined by Rule 144(a). The impact of the restrictions of Rule 144 are (a) a basic one year holding period from purchase; and (b) a limitation of the amount any shareholder may sell during the second year, as to non-affiliates of the Registrant; however, as to shares owned by affiliates of the Registrant, the second-year limitation of amounts attaches and continues indefinitely, at least until such person has ceased to be an affiliate for 90 days or more. The limitation of amounts is generally 1% of the total issued and outstanding in any 90 day period. There were 7,312,200 (pre-split) 73,122,000 (post-split) shares are issued and outstanding on July 31, 2000. On September 5, 2000, we repurchased 24,000,000 (post-split) affiliate control shares, reducing the total issued and outstanding to the present 49,122,000. Accordingly 1% of this total is 491,220 shares.

     (1) AFFILIATE OWNED SHARES. J. Dan Sifford Jr., our former President and Director, owned (pre-split) 5,994,800 (83.67%) on July 31, 2000. On September 5, 2000, the Officers were empowered and directed to effect a buy-back and retirement of (pre-split) 2,400,000 shares of common stock from J. Dan Sifford, for $2,400.00, being par value, the basis upon which such shares were issued to him. Mr. Sifford agreed and joined in this corporate action. Mr. Sifford continues to own 3,594,800 (pre-split) 35,948,000 (post-split) shares.

     The consequences of holding control securities are found in the definition of underwriter . In its most basic provision, 2(a)(11) defines the term to mean any person who has purchased from an issuer with a view to, or offers to sell for an issuer in connection with, the distribution of any security. As used in this [section] the term `issuer' shall includeany person directly or indirectly controlling or controlled by the issuer, or any person under direct or common control with the issuer. In more simple and concise English the term `Underwriter' means any person who has purchased from an issuer or an affiliate with a view to, or offers or sells for an issuer or an affiliate in connection with, the distribution of any security. Distribution is not defined in the statute, but is understood generally to be synonymous with public offering.

     It is the view of the Staff of the Commission that, both before and after a business combination or transaction with an operating entity or other person, the promoters or affiliates of blank check companies, as well as their transferees are `underwriters' of the securities issued. The Staff is also of the view that the securities involved can only be resold through registration under the Securities Act. Similarly Rule 144 would not be available for resale transactions in this situation.

     We have indicated a forseeable Reverse Acquisition Contingency. We have no present business or business plan. We may be classified as a "blank check" company as defined in Rule 419, adopted by the Commission pursuant to section 3(b) of the 1933 Act. Accordingly, our Special Securities Counsel is of the view that the Affiliate 35,948,000 (post-split) shares are not Restricted Securities entitled to reliance on Rule 144 or other normal resale exemption at this time, and may not be so entitled for an indefinite future. In the event of any acquisition or business combination with an operating entity, these affiliate shares will either be (i) held for investment pending registration or (ii) cancelled and returned to treasury.

     (2) NON-AFFILIATE OWNED SHARES. Non-Affiliate Founders own 474,000 (post-split) shares issued October 15, 1998. These share are about to become

                                       38


two-years old, held continuously by non-affiliates for this period. On October 15, 2000, these share cease to be restricted securities pursuant to Rule 144(k). Non-Affiliate investors own 10,620,000 (post-split) shares issued pursuant to Rule 504 about November of 1998. These shares are not Restricted Securities as defined by Rule 144(a). About April 26, 2000, we formally issued an additional 208,000 (pre-split) shares to four highly sophisticate investors pursuant to
Section 4(2) of the Securities Act of 1933, at $0.125 per share. It appears that these 2,080,000 (post-split) shares had been subscribed and paid for in November of 1999. On or about November 30, 2000, these non-affiliate shares will be one year old, and subject to resale in limited amounts pursuant to Rule 144(e)(2).

OPTIONS AND DERIVATIVE SECURITIES. There are no outstanding options or derivative securities of this Registrant. There are no shares issued or reserved which are subject to options or warrants to purchase, or securities convertible into common stock of this Registrant. There are, as mentioned previously, the 1,062,200 eighteen month warrants exercisable on or before April 15, 2000.

RISKS OF "PENNY STOCK." The Company's common stock may be deemed to be "penny stock" as that term is defined in Reg.Section 240.3a51-1 of the Securities and Exchange Commission. Penny stock are stocks (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange;
(iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ) listed stocks must still meet requirement (i) above); or (iv) in issuers with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years.

     Section  15(g) of the Securities Exchange Act of 1934, as amended, and Reg.
Section 240.15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

     Moreover, Reg. Section 240.15g-9 of the Securities and Exchange Commission requires broker/dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for investors in the Company's common stock to resell their shares to third parties or to otherwise dispose of them.

                                       39


       ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (a) PLAN OF OPERATION. We had been in the business of operating a computer aided, post-production editing service for various media businesses, using 3-D capable computer equipment developed by the Stratosphere Digital Editing System. The Stratosphere is the only disk-based digital nonlinear video work-station to feature real-time, full-motion alpha keys for two independent 3-D video channels, the equivalent of four video channels. On May 24, 2000, we reorganized our corporation by placing our operating business into a newly created and wholly-own subsidiary, NetFilms, Inc., without change or interruption of our operating business. On August 31, 2000, we resolved to distribute ownership of our operating subsidiary to our shareholders, on share of NetFilms, Inc. for every share EditWorks, Ltd. As a result, out existing shareholder base was unchanged, and our shareholders became the shareholders of NetFilms, Inc., a private Nevada corporation. As a further result, we have no present business or business plan.

     We do not anticipate any contingency upon which we would voluntarily cease filing reports with the SEC, even though we may cease to be required to do so. It is in our compelling interest to report its affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB. We will continue to file required reports and will begin the evaluation of possible future corporate opportunities.

      (1) PLAN OF OPERATION FOR THE NEXT TWELVE MONTHS. We have no plan at this time.

      (2)  CASH REQUIREMENTS AND NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. None.

      (3)  SUMMARY  OF  PRODUCT  RESEARCH  AND  DEVELOPMENT.  None.

      (4)  EXPECTED  PURCHASE  OR SALE OF PLANT AND SIGNIFICANT EQUIPMENT. None.

      (5)  EXPECTED  SIGNIFICANT  CHANGE  IN  THE  NUMBER  OF  EMPLOYEES.  None.


 (b)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

      (1) OPERATIONS AND RESULTS FOR THE PAST TWO FISCAL YEARS. None. We were incorporated on August 20, 1998, for the purpose of establishing a computer aided, post-production editing service for various media businesses, using 3-D capable computer equipment developed by the Avid 9000 Digital Editing System. We had some limited operations during its first fiscal year ended July 31, 1999. From inception on August 20, 1998 through July 31, 1999, our first fiscal year, we enjoyed revenues of $72,663, with first-year general and administrative and total expenses of $169,213, for a net loss of $96,550 ($0.014 per share) for our first fiscal year.

     Our second fiscal year showed some modest improvement before events occurring after July 31, 2000. On August 31, 2000, we resolved to distribute ownership of our operating subsidiary to our shareholders, one share of NetFilms, Inc. for every share of EditWorks, Ltd. As a result, our existing shareholder base was unchanged, and our shareholders became the shareholders of NetFilms, Inc., a private Nevada corporation

                                       40


      On September 4, 2000 we declared a ten for one forward split of our common stock. The record date was September 19, 2000. As a result, our 7,312,200 pre-split shares became 73,122,000 shares of common stock issued and outstanding.


     Our  second  year  operations  are  illustrated  in  the  following  table.

                                                                          Inception
                                                                          March 26,
                                                                            1999
                                                                              To
 Operations                                       .  Year ended July 31    July 31,
                                                      2000        1999        2000
-----------------------------------------------------------------------------------
Revenues: . . . . . . . . . . . . . .  $           106,956   $  72,663   $ 179,619
 Total Revenues . . . . . . . . . . .              106,956      72,663     179,619
(Expenses): General & Administrative.             (198,948)   (169,213)   (368,161)
 (Total Expenses) . . . . . . . . . .             (198,948)   (169,213)   (368,161)
Net (Loss). . . . . . . . . . . . . .              (91,992)    (96,550)   (188,542)


      (2) FUTURE PROSPECTS. We are unable to predict the ultimate direction of our future prospects. It is to be hoped that its arrangement with Reliant would generate introductions and referrals of new business for our editing services. The extent to which we can project ourself as a true going concern for the future, beyond the scope of our single-customer base, will depend upon this eventuality.

 (C) REVERSE ACQUISITION CANDIDATE. A mature and businesslike evaluation of our affairs requires the consideration of certain possible eventualities which, although uncertain and which may not occur, are none the less the kind of events we must be consider. It is possible that we will attract sufficient referrals from its service arrangement with Reliant to provide an incentive to continue with our present business plan, to acquire additional equipment and possibly establish a new and different location for its operations. It is also reasonable to consider that a continuing relationship with Reliant would result in Reliant's becoming the substantial owner of all or most all of our equipment, and that we may not acquire additional equipment and continue to seek customers for it services as presently described. In that case we would continue to own the diminishing assets of royalties from Reliant, but would not be engaged in generating new revenues.

     The logical outcome of the second eventuality would be to seek a profitable business opportunity. The acquisition of such an opportunity could and likely would result in some change in control of our corporation at such time. This would likely take the form of a reverse acquisition. That means that we would likely acquire businesses and assets for stock in an amount that would effectively transfer control to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by us in form, but would be an acquisition of us in substance. Capital formation issues for the future would arise only when targeted businesses or assets have been identified. Until such time, we have no basis upon which to propose any

                                       41


substantial infusion of capital from sources outside of our circle of affiliates.


                         ITEM 7.  FINANCIAL STATEMENTS.

     Please see the Exhibit Index found on page 15 of this Report. The financial statements listed therein, attached hereto and filed herewith are incorporated herein by this reference as though fully set forth herein.


             ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     None.


             The Remainder of this Page is Intentionally left Blank

                                       42


                                    PART III


    ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

J. Dan Sifford, Jr., (63)(President/Director) grew up in Coral Gables, Florida, where he attended Coral Gables High School and the University of Miami. After leaving the University of Miami, Mr. Sifford formed a wholesale consumer goods distribution company which operated throughout the southeastern United States and all of Latin America. In 1965, as an extension of the operations of the original company, he founded Indiana Corporation (Indiana), a Panamanian company which was involved in supply and financing arrangements with many of the Latin American Governments, in particular, their air forces and their national airlines. As customer requirements dictated, separate subsidiaries were established to handle specific activities. During each of the past five years he has served as President of Indasia, which serves only as a holding company owning: 100% of Indiana Aviation Corp. (a company which owns aircraft but has no operations); 100% of Overseas Aviation Corporation (a company which owns Air Carrier Certificates but has no operations); 50% of Robmar International, S.A. (a company operates a manufacturing plant in Argentina and Brazil, but in which Mr. Sifford holds no office). In addition to his general aviation experience, Mr. Sifford, an Airline Transport rated pilot, has twenty two years experience in the airline business, and is currently the President of Airline of the Virgin Islands, Ltd. a commuter passenger airline operating in the Caribbean, and has been its president continuously during each of the past five years. For the past several years Mr. Sifford has served as United States Managing Director of Intrepid International, S.A. a Panama Corporation, providing consulting services to international private companies in approaching the United States public market place for products, financing and securities. Mr. Sifford is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage.

     Currently Mr. Sifford is an Officer/Director Oasis Entertainment's 4th Movie Project, Inc. (a corporation engaged in the production of and investment in entertainment projects. It is actively engaged in business. Its shares have never traded;) North American Security & Fire (an operating company, in the business of fire prevention, and the installation of alarm and security systems. This company is not currently quoted on the OTCBB or NQB Pink sheets, and its shares are not trading;)

     During the past five years, Mr. James has served as an interim officer or director of the following public, or semi-public companies: Air Epicurean, Inc., All American Aircraft, Earth Industries, Professional Recovery Systems, Inc., Richmond Services, Inc., Telecommunications Technologies, Ltd., Net J. com, and World Staffing II, Inc.


Jena Minnick-Harry is Secretary/Treasurer of the Registrant. She has been working in the administrative and operations division of motion picture production and theatrical production for the last four years. She has been the Production Manager and Accountant for four feature films, one documentary, and four infomercials. She has also been the Producer and Co-Director for three theatrical productions. Ms. Harry is currently the Operations and Production Manager for an independent film company, Oasis Entertainment Corp. Her previous

                                       43


business experience includes Hospitality Sales and Marketing, Medical Equipment Manufacturer Marketing, Catering Sales and Operations and Graphic Design. Ms. Harry has a Bachelors Degree in Marketing and a minor in Psychology from Johnson & Wales University. As Secretary/Treasurer of the Registrant she will manage all production, supervise marketing activities, oversee editing services, and be responsible for controlling the payables and receivables and managing the day-to-day operations of the Company.


                        ITEM 10.  EXECUTIVE COMPENSATION.

     During the current fiscal year we have accrued but not paid fees for services of our officers and directors, on a time/fee basis: J. Dan Sifford (5.50 hours @ $150 = $825); Jena Minnick (5.50 hours @ 125 = $687.50). There is no plan of compensation or other compensation paid to our officers or directors, no stock awards, bonuses or options.


    ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

 (A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of our knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. The Registrant has only one class of stock; namely Common Stock.

 (B) SECURITY OWNERSHIP OF MANAGEMENT. To the best of our knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

                                    TABLE A/B
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE


 Name and Address of Beneficial Owner  Post-Split
                                       ownership         %
----------------------------------------------------------
J. Dan Sifford Jr. (1)  President . .  35,948,000    73.18
3131 South West Freeway, #42
Houston TX  77098
----------------------------------------------------------
Jena Minnick-Harry   Secretary. . . .         -0-     0.00
3 San Bittern
Aliso Viejo CA 92656
----------------------------------------------------------
All Officers and Directors as a Group  35,948,000    73.18
----------------------------------------------------------
Total Shares Issued and Outstanding .  49,122,000   100.00
----------------------------------------------------------


(1) Please see Item 5(f) of Part II, Secondary Trading for more information about Mr. Sifford's ownership and restrictions upon its tradeability.

                                       44


 (C) CHANGES IN CONTROL. There are no arrangements known to Registrant, including any pledge by any persons, of securities of Registrant, which may at a subsequent date result in a change of control of the Registrant. We are not presently searching for a profitable business opportunity. We may begin such a search. The acquisition of such an opportunity, should one occur in future, could and likely would result in some change in control of the Registrant at such time.


            ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     None.


   ITEM 13.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.


 (A)  FINANCIAL  STATEMENTS.  Please  see  the  following  Exhibit  Index.

 (B)  FORM  8-K  REPORTS.  None

 (C)  EXHIBITS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
          Audited  Financial  Statements
00-FK     for the years ended July 31, 2000, 1999, and from inception         46
--------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the individual capacities and on the date indicated.

                                 EDITWORKS, LTD.

Dated:  November  3,  2000

                      by

/s/J. Dan Sifford          /s/Jena Minnick-Harry
   J. Dan Sifford             Jena Minnick-Harry
   president/director         secretary/director

                                       45


--------------------------------------------------------------------------------
                                  EXHIBIT 00-FK
                          AUDITED FINANCIAL STATEMENTS
                    FOR THE YEARS ENDED JULY 31, 2000, 1999,
                               AND FROM INCEPTION
--------------------------------------------------------------------------------

                                       46


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                              Financial Statements
                              July 31, 2000 and 1999

                                       47


                                 C O N T E N T S


Independent  Auditors'  Report       .                         49

Balance  Sheets                                                50

Statements  of  Operations     .                               51

Statements  of  Stockholders'  Equity                          52

Statements  of  Cash  Flows                                    53

Notes  to  the  Financial  Statements                          54

                                       48


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Editworks, Ltd.

We  have  audited  the  accompanying  balance  sheets  of  Editworks,  Ltd.  (a
Development Stage Company) as of July 31, 2000 and 1999 and the related statements of operations, stockholders' equity and cash flows for the year ended July 31, 2000, from inception on August 20, 1998 through July 31, 1999, and from inception on August 20, 1998 through July 31, 2000 . These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Editworks, Ltd. (a Development Stage Company) as of July 31, 2000 and 1999 and the results of its operations and cash flows for the year ended July 31, 2000, from inception on August 20, 1998 through July 31, 1999, and from inception on August 20, 1998 through July 31, 2000 in conformity with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company's recurring operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/Chisholm & Associates
Chisholm & Associates
Salt  Lake  City,  Utah
August  31,  2000

                                       49


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                                  Balance Sheets

                                     ASSETS

                                                   July  31,       July  31,
                                                     2000            1999
----------------------------------------------------------------------------
Current  assets
   Cash  (Note  1)                              $     580         $     165
   Accounts  receivable                            63,790            37,886
----------------------------------------------------------------------------
Total  Current  Assets                             64,370            38,051
----------------------------------------------------------------------------
Property  &  Equipment,  Net  (Note  3)           117,488           153,541
----------------------------------------------------------------------------
Organizational  Costs                                   0             4,913
----------------------------------------------------------------------------
      Total  Assets                            $  181,858        $  196,505
============================================================================
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current  Liabilities
Accounts payable-related party (Note 6)           39,948             21,513
   Advances  -  related  party  (Note  6)         32,910                  0
----------------------------------------------------------------------------
Total  Current  Liabilities                       72,858             21,513
----------------------------------------------------------------------------
Stockholders'  Equity

   Common  Stock,  authorized
     50,000,000  shares  of  $.001  par  value,
     issued  and  outstanding  7,312,200
     and  7,104,200  shares                        7,312              7,104
   Additional  Paid  in  Capital                 290,230            264,438
   Deficit  Accumulated  During  the
     Development  Stage                         (188,542)          (96,550)
----------------------------------------------------------------------------
Total  Stockholders'  Equity                     109,000            174,992
----------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity    $  181,858         $  196,505
============================================================================

                                       50


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                            Statements of Operations

                                                                  From inception
                                                       From        On August 20,
                                        For  the     inception  on     20, 1998
                                      Year  Ended  August  20,  1998    through
                                        July 31,   through July 31,    July 31,
                                          2000           1999           2000
--------------------------------------------------------------------------------
Revenues:                            $   106,956    $   72,663      $    179,619

Expenses:
   General  and  administrative          198,948       169,213           368,161
--------------------------------------------------------------------------------
          Total  Expenses                198,948       169,213           368,161
--------------------------------------------------------------------------------
Net  Loss                            $   (91,992)   $  (96,550)     $  (188,542)
================================================================================
Net  Loss  Per  Share                $      (.01)   $     (.01)     $      (.02)
================================================================================
Weighted average shares outstanding    7,173,533      6,661,700        6,917,956
================================================================================

                                       51


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                        Statement of Stockholders' Equity

                                                                       Deficit
                                                                     Accumulated
                                                         Additional   During the
                                  Common  Stock            paid-in    Developmen
                               Shares        Amount        capital      Stage
--------------------------------------------------------------------------------
Balances at August 20, 1998           0   $        0  $          0   $         0
Common stock, issued to organizers for
organizational costs at
valued  at  $6,042            6,042,200        6,042             0             0

Stock issued for cash at
$.25 per share                1,062,000        1,062       264,438             0

Net loss for the year ended
July 31, 1999                         0            0             0      (96,550)
--------------------------------------------------------------------------------
Balance,  July  31,  1999     7,104,200        7,104       264,438      (96,550)

Stock issued for cash at
$.25 per share                  208,000          208        25,792             0

Net loss for the year ended
July 31, 2000                         0            0             0      (91,992)
--------------------------------------------------------------------------------
Balance, July 31, 2000        7,312,200     $  7,312    $  290,230  $  (188,542)
================================================================================

                                       52


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                            Statements of Cash Flows
                                                                  From inception
                                                            From       On August
                                         For the       inception  on    20, 1998
                                       Year  Ended    August 20, 1998    through
                                          July 31,    through July 31,  July 31,
                                            2000           1999           2000
--------------------------------------------------------------------------------
Cash  Flows  form  Operating
 Activities:
     Net  loss                        $   (91,992)    $   (96,550)   $ (188,542)
Adjustments  to  reconcile
net  loss  to  net  cash
provided  by  operations:
Depreciation  &  Amortization              41,316          23,960         65,276
Increase  in  receivables                 (25,904)        (37,886)      (63,790)
       Increase  in payables               18,435          21,513         39,948
       Increase  in  advances              32,910               0         32,910
--------------------------------------------------------------------------------
Net  Cash  (Used)  Provided  by
 Operating  Activities                    (25,235)        (88,963)     (114,198)
--------------------------------------------------------------------------------
Cash  Flows  from  Investment
 Activities:
      Purchase  of  Equipment                (350)       (176,372)     (176,722)
--------------------------------------------------------------------------------
Net  Cash  (Used)  Provided  by
   Investing  Activities                     (350)       (176,372)     (176,722)
--------------------------------------------------------------------------------
Cash  Flows  from  Financing
 Activities:
     Issued common stock for cash          26,000         265,500        291,500
--------------------------------------------------------------------------------
Net  Cash  (Used)  Provided  by
   Financing  Activities                   26,000         265,500        291,500
--------------------------------------------------------------------------------

Net increase (decrease) in cash               415            165             580

Cash,  beginning  of  period                  165              0               0
--------------------------------------------------------------------------------
Cash,  end  of  period                  $     580      $     165     $       580
================================================================================
Supplemental  Cash  Flow  Information
  Cash  paid  for  interest             $       0      $       0     $         0
  Cash  paid  for  income  taxes        $       0      $       0     $         0

                                       53


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                        Notes to the Financial Statements
                             July 31, 2000 and 1999

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

         Editworks, Ltd. (the Company) was incorporated on August 20, 1998 under the laws of the state of Nevada. The Company is currently engaged in the development of a computer-aided editing service.

     b.  Accounting  Method

          The Company recognizes income and expense on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

          The  computation of earnings per share of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Fiscal  Year  End

          The  Company  has  elected  a  July  31  fiscal  year  end.

     f.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $188,542 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2018. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

     Deferred tax assets and the valuation account is as follows at July 31, 2000 and 1999
 .
                                             July  31,       July  31,
                                             2000              1999
----------------------------------------------------------------------
     Deferred  tax  asset:
        NOL  carrryforward              $     64,100      $     33,000
     Valuation  allowance                    (64,100)          (33,000)
     Total                              $          0      $          0

     g.  Organization  Costs/Change  in  Accounting  Policy

     Organization expenses were recorded at cost in August 1998 and were to be amortized over five years. However, during the year ended July 31, 2000 the Company adopted SOP 98-5 and expensed the remaining balance of their organization costs during that year.

                                       54


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                        Notes to the Financial Statements
                              July 31, 2000 and 1999

NOTE  1  -  Summary  of  Significant  Accounting  Policies  (continued)

     h.   Revenue  Recognition

           Revenue  from editing services is recorded as services are performed.

NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has had recurring operating losses and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise capital in order to pursue its business operations, thus creating necessary operating revenue.

NOTE  3  -  Property  and  Equipment

           Property and Equipment consists of the following at July 31, 2000 and 1999:

                                              July  31,         July  31,
                                                 2000             1999
-------------------------------------------------------------------------
          Editing  Equipment                   176,722            176,372
          Accumulated  Depreciation            (59,234)          (22,831)
          Total  Property  &  Equipment        117,488           153,541

          The provision for depreciation is calculated using the straight line method over the estimated useful lives of the assets. Depreciation expense for the periods ended July 31, 2000 and 1999 was $36,403 and $22,831, respectively.

NOTE  4  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and defining its business operation in order to generate significant revenues.

NOTE  5  -  Equity

    In August of 1998 the Company issued 6,042,200 shares of common stock to organizers in exchange for organizational costs valued at $6,042.

    During January 1999, the Company issued 1,062,000 shares of common stock for cash of $265,500.

       During April 2000, the Company issued 208,000 shares of common stock for cash of $26,000.

NOTE  6  -  Related  Party  Transactions

   During the year ended July 31, 1999, Oasis Entertainment Corporation, a corporation under common ownership, paid expenses on behalf of the Company in the amount of $59,462. The amount was reimbursed to Oasis Entertainment Corporation.

     During the year ended July 31, 1999, the Company received revenue of $32,200 from Oasis Entertainment 4th Movies Project, Inc. a corporation under common ownership.

                                       55


                                 EDITWORKS, LTD.
                          (a Development Stage Company)
                        Notes to the Financial Statements
                              July 31, 2000 and 1999

NOTE  6  -  Related  Party  Transactions  (continued)

         At  July  31,  2000  and  1999, the Company had accounts payable due to
Intrepid  International,  Ltd.  of $39,948 and $21,513, respectively.   Intrepid
International,  Ltd.  is  a  corporation  under  common  control.

        During the year ended July 31, 2000, the Company received advances from Intrepid International, Ltd. The balance due Intrepid associated with these advances at July 31, 2000 is $32,910.

                                       56


--------------------------------------------------------------------------------
                                     Annex C

                      OCTOBER 31, 2000 QUARTERLY REPORT FOR
                                 EDITWORKS, LTD.
                                ON FORM 10-QSB/A
--------------------------------------------------------------------------------

                                       57


                                   FORM 10-QSB/A1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


[X]  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                  For the Third Quarter ended October 31, 2000

                        Commission File Number:  0-28767

                                 Editworks, Ltd.
             (Exact name of Registrant as specified in its charter)

Nevada                                                                88-0403070
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


24843  Del  Prado  Suite  326  Dana  Point  CA                             92629
(Address  of  principal  executive  offices)                         (Zip  Code)


Registrant's  telephone  number,  including  area  code:         (949)  488-0736

Securities  registered  pursuant  to  Section  12(g)  of the Act:     49,122,000

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all report required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

As of October 31, 2000, the number of shares outstanding of the Registrant's Common Stock was 49,122,000.

                                       58


                          PART I: FINANCIAL INFORMATION


                         ITEM 1.   FINANCIAL STATEMENTS.

     Attached hereto and incorporated herein by this reference are consolidated unaudited financial statements (under cover of Exhibit FQ1a-10/31/00) for the three months ended October 31, 2000.


Balance Sheet:                             1st Quarter  Year End
Selected Information                        10/31/00    7/31/00
                                            Unuadited    Audited
----------------------------------------------------------------
Cash and Equivalents                               0        580
Accounts Receivable                                0     63,790
Current Assets                                     0     64,370
================================================================
Property and Equipment, Net                        0    117,488
Organizational Costs                               0          0
Other Assets                                       0    117,488
================================================================
Total Assets                                       0    181,858
================================================================
Accounts Payable                                   0     39,948
Advances (Related Party)                           0     32,910
Total Liabilities                                  0     72,858
================================================================
Common Stock                                  49,122     73,122
Paid-in Capital                              248,420    224,420
Accumulated Deficit                         (297,542)  (188,542)
Total Equity                                       0    109,000
================================================================
Total Liabilities and Equity                       0    181,858
================================================================


       ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A) PLAN OF OPERATION. On August 31, 2000, we resolved to distribute ownership of our wholly operating subsidiary NetFilms, Inc. to our shareholders: one share of NetFilms, Inc. for every share of Editworks, Ltd. of record at the close of business September 1, 2000. As a result, our existing shareholder base was unchanged, and our shareholders became the shareholders of NetFilms, Inc., a private non-trading Nevada corporation. This was a related party transaction, in which immediately following the distribution, the shareholders who control this corporation were the shareholders who controlled NetFilms, Inc.

     Two important consequences flow from the foregoing: (1) we had one month of consolidated operations with our former subsidiary; and (2) our business and

                                       59


business plan changed on September 1, 2000, on which date we ceased to be an operating company, and became a company whose business plan is to search for new and profitable business opportunities, by direct or reverse acquisition, or other business association or combination. The acquisition of such an opportunity could and likely would result in some change in control of our corporation at such time. This would likely take the form of a reverse acquisition. That means that we would likely acquire businesses and assets for stock in an amount that would effectively transfer control to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by us in form, but would be an acquisition of us in substance. Capital formation issues for the future would arise only when targeted businesses or assets have been identified. Until such time, we have no basis upon which to propose any substantial infusion of capital from sources outside of our circle of affiliates.

     OUR PREVIOUS BUSINESS. We have previously reported our former business an operating computer aided, post-production editing service for various media businesses, using 3-D capable computer equipment developed by the Avid 9000 Digital Editing System. The Avid 9000 is the only disk-based digital nonlinear video workstation to feature real-time, full-motion alpha keys for two independent 3-D video channels, the equivalent of four video channels. We had only two contract customers to date. We had one current contract customer, namely Reliant Interactive Media Corp. We were accordingly highly dependent on the good will of a single principal customer. While we had no plans then to engage in Reverse Acquisition transactions, such transactions were reported as possible in the forseeable future. We reported that at the end of our contract with Reliant, depending upon certain elections of Reliant whether or not to exercise its options to purchase our equipment, then, we might decide whether to acquire new equipment and continue our operations, or not. It was to depend upon whether we were able to attract other customers and other business.

     As of September 1, 2000, our former business became the business of NetFilms, Inc., all assets and operations having been transferred to that subsidiary previously, and ownership of that subsidiary having been distributed to shareholders on September 1, 2000.

     STOCK REPURCHASE. On September 5, 2000 we repurchased 2,400,000 shares of common stock from our principal J. Dan Sifford, for $2,400 (par value, being the basis on which such shares had been issued to him previously).

     FORWARD SPLIT. On September 12, 2000, after the foregoing distribution of NetFilms, Inc., we declared a ten for one forward split of our common stock. The record date was September 25, 2000. As a result, our 7,312,200 pre-split share (reduced by 2,400,000 repurchased shares) became 49,122,000 shares of common stock issued and outstanding.

-------------------------
Pre-Split      Post-Split
-------------------------
7,312,200 .   73,122,000
-------------------------
(2,400,000)  (24,000,000)
-------------------------
4,912,200 .   49,122,000
-------------------------

 (B) REVERSE ACQUISITION. A reverse acquisition is a formal acquisition by a non-operating company of a going business, in which control passes to the owners of the acquired target company or business. It is actually an acquisition of the non-operating corporation by the owners of the target, in substance, and is labeled "reverse" for that reason. While we do not intend to become a candidate for such an acquisition, and while we intend to pursue our business plan as disclosed, we have indicated that substantial risks of failure attend our efforts. If our business fails, we would cease to be a going-concern. In that event we might find ourselves to have become such a candidate.


     Certain important consequences may attend such a contingency. We may be deemed a Blank Check Company as defined in Rule 419, essentially a company with no business or business plan, except to search for a business acquisition or combination. In such a contingency, our officers, directors, affiliates, and their transferees, if any, may be deemed promoters and underwriters with respect to the shares owned by them, or any shares issued to them in connection with the transaction. The result would be that such shares would not be entitled to reliance on ordinary resale rules, and would not be entitled to resale without

                                       60


registration or an exemption from registration as may be available at the time of any proposed sale.

     COMPETITIVE POSITION WITH RESPECT TO REVERSE ACQUISITION. Other better capitalized firms are engaged in the search for acquisitions or business combinations which firms may be able to offer more and may be more attractive to acquisition candidates. Other non-operating companies may have a substantial reserve of cash, which we would not have in the case of such a contingency. We have no significant pool of cash we could offer and no capital formation incentive exists for our selection. We have a limited shareholder base insufficient for acquisition target companies wishing to proceed for application to NASDAQ. In comparison to other public shell companies we are unimpressive, in the judgment of management, and totally lacking in unique features which would make us more attractive or competitive than other public shell companies
 . While management believes that the competition of other public shell companies is intense and growing, it has no basis on which to quantify its impression.

     LIMITED SCOPE AND NUMBER OF POSSIBLE ACQUISITIONS: In the event of such a contingency, we would not intend to restrict our consideration to any particular business or industry segment, and we may consider, among others, finance, brokerage, insurance, transportation, communications, research and development, service, natural resources, manufacturing or high-technology. Of course, because of our limited resources, the scope and number of suitable candidate business ventures available would be limited accordingly, and most likely we would not be able to participate in more than a single business venture. Accordingly, it is anticipated that we would not be able to diversify, but may be limited to one merger or acquisition because of limited financing. This lack of diversification would not permit us to offset potential losses from one business opportunity against profits from another.

     REPORTING UNDER THE 1934 ACT. Following the effectiveness of this 1934 Act Registration of our common stock, certain periodic reporting requirements will be applicable. First and foremost, a 1934 Registrant is required to file an Annual Report on Form 10-K or 10-K-SB, 90 days following the end of its fiscal year. The key element of such annual filing is the Audited Financial Statement prepared in accordance with standards established by the Commission. A 1934 Act Registrant also reports on the share ownership of affiliates and 5% owners, initially, currently and annually. In addition to the annual reporting, a Registrant is required to file quarterly reports on Form 10-Q or 10-Q-SB, containing audited or un-audited financial statements, and reporting other material events. Some events are deemed material enough to require the filing of a Current Report on Form 8-K. Any events may be reported currently, but some events, like changes or disagreements with auditors, resignation of directors, major acquisitions and other changes require aggressive current reporting. All reports are filed and become public information. The practical effects of the foregoing requirements on the criteria for selection of a target company are two-fold: first, the target must have audited or auditable financial statements, and the target must complete an audit for filing promptly upon the consummation of any acquisition; and, second, that the target management must be ready, willing and able to carry forth those reporting requirements or face de-listing from the OTCBB, if listed, and delinquency and possible liability for failure to report.

     CASH REQUIREMENTS AND NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. We have no substantial cash requirements during our present phase of availability for business combination. We would expect modest related party advances during this period to maintain our reporting requirements and evaluate possible targets of interest. No agreements to make such advances are in place, and no guarantee can presently be given that additional funds, if needed, will be available. We would also expect that advances will take the form of providing services on a deferred compensation basis. Should further auditing be required, such services by the Independent Auditor may not be the subject of deferred compensation. The expenses of independent Audit cannot be deferred or compensated in stock or notes, or otherwise than direct payment of invoices in cash.

                                       61


     We do not anticipate any contingency upon which we would voluntarily cease filing reports with the SEC, even though we may cease to be required to do so. It is in our compelling interest to report its affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB, if and when the Registrant's intended application for submission may become effective.

 (C)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     OPERATIONS  AND  RESULTS  FOR  THE  PAST  TWO  FISCAL  YEARS.
     The following table of selected financial information compares theses years, from inception, and also compares the results of this first quarter of 2000 with 1999.

FIRST QUARTER ENDED                                                                       Inception
OCTOBER 31, 2000.                                                                        August 20,
SELECTED FINANCIAL INFORMATION.                                                             1998
Operations.                                  Three Months               One Year             to
                                                 10/31                    7/31             Oct 31
                                          2000         1999         2000         1999       2000
---------------------------------------------------------------------------------------------------
Revenues: . . . . . . . . . . .  $           0   $   34,450   $  106,956   $   72,663   $  179,619
(Expenses):
 General & Administrative . . .        (13,470)     (42,746)    (198,948)    (169,213)    (381,631)
Net (Loss). . . . . . . . . . .        (13,470)      (8,296)     (91,992)     (96,550)    (202,012)
===================================================================================================
Net (Loss) per Share. . . . . .        (0.0022)     (0.0001)       (0.01)       (0.01)     (0.0043)
Weighted Average. . . . . . . .     49,122,000   66,617,000   71,735,330   66,617,000   69,179,560
Shares Outstanding


                           PART II: OTHER INFORMATION

ITEM  1.  LEGAL  PROCEEDINGS.  None

ITEM  2.  CHANGE  IN  SECURITIES.  None

ITEM  3.  DEFAULTS  UPON  SENIOR  SECURITIES.  None

ITEM  4.  SUBMISSION  OF  MATTERS  TO  VOTE  OF  SECURITY  HOLDERS.  None

ITEM  5.  OTHER  INFORMATION.  None

ITEM  6.  EXHIBITS  AND  REPORTS  ON  FORM  8-K.  None

                                       62


                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
Exhibit                       FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
QF1-10/31/00     Un-Audited  Financial  Statements  for  the  three months ended
                 October  31,  2000
--------------------------------------------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-Q Report for the Third Quarter ended October 31, 2000, has been signed below by the following person on behalf of the Registrant and in the capacity and on the date indicated.

                                 EDITWORKS, LTD.

Dated:  October  31,  2000
                                       by

/s/J. Dan Sifford             /s/Jena M. Harry
   J. Dan Sifford                Jena M. Harry
   president/director            secretary/director

                                       63


--------------------------------------------------------------------------------
                              EXHIBIT FQ1-10/31/00
                         UN-AUDITED FINANCIAL STATEMENTS
                   FOR THE THREE MONTHS ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                       64


                                 EDITWORKS, LTD.
                                 BALANCE SHEETS
                    For the fiscal years ended July 31, 1999
                      And the period ended October 31, 2000

                                                           October 31,
                                                              2000      July 31,
                                                           (Unaudited)     2000
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash. . . . . . . . . . . . . . . . . . . . . . . . .  $          0   $     580
Accounts receivable . . . . . . . . . . . . . . . . .             0      63,790
                                                       -------------------------
TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . .             0      64,370
OTHER ASSETS
Editing equipment . . . . . . . . . . . . . . . . . .             0     176,722
Depreciation. . . . . . . . . . . . . . . . . . . . .             0     (59,234)
                                                       -------------------------
TOTAL OTHER ASSETS. . . . . . . . . . . . . . . . . .             0     117,488
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . .  $          0   $ 181,858
                                                       =========================

LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable. . . . . . . . . . . . . . . . . . .  $          0   $  72,858
                                                       -------------------------
STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 50,000,000
   shares; issued and outstanding, 7,104,200 shares
   and 7,312,200 shares respectively. . . . . . . . .        49,122      73,122
Additional Paid-In Capital. . . . . . . . . . . . . .       248,420     224,420
Accumulated Equity (Deficit). . . . . . . . . . . . .      (297,542)   (188,542)
Total Stockholders' Equity. . . . . . . . . . . . . .             0     109,000
                                                       -------------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY. . . . . . .  $          0   $ 181,858
                                                       =========================

   The accompanying notes are an integral part of these financial statements.

                                       65


                                 EDITWORKS, LTD.
             STATEMENTS OF LOSS AND ACCUMULATED DEFICIT (UNAUDITED)
                 For the periods ended October 31, 1999 and 2000

                                               From          From        From inception on
                                             August 1,      August 1,      August 20,1998
                                           2000 through   1999 through         through
                                            October 31,    October 31,       October 31,
                                               2000           1999              2000
----------------------------------------------------------------------------------------
Revenues . . . . . . . . . . . . . .  $           0   $     34,450   $          179,619
General and administrative expenses.         13,470         42,746              381,631
                                      --------------------------------------------------
Net Loss from Operations . . . . . .        (13,470)        (8,296)            (202,012)

Net Income (Loss). . . . . . . . . .        (13,470)        (8,296)            (202,012)
                                      ==================================================
Loss per Share . . . . . . . . . . .  $    (0.00027)  $   (0.00012)  $         (0.00292)
                                      ==================================================
Weighted Average
    Shares Outstanding . . . . . . .     49,122,000     66,617,000           69,179,560
                                      ==================================================

   The accompanying notes are an integral part of these financial statements.

                                       66


                                 EDITWORKS, LTD.
            STATEMENTS OF STOCKHLOLDERS' EQUITY (DEFICIT)(UNAUDITED)
             For the period from inception of the Development Stage
                    On August 20, 1998, through July 31, 2000
                      And the period ended October 31, 2000

                                                                  Additional       Accumulated     Total Stock-
                                     Common        Par            Paid-In            Equity       holders' Equity
                                     Stock         Value          Capital           (Deficit)       (Deficit)
----------------------------------------------------------------------------------------------------------------
Common Stock issued at inception. .   60,422,000   $     60,422   $     (54,380)  $        0   $           6,042
Sale of Common Stock. . . . . . . .   10,620,000         10,620         254,880            0                   0
Net (loss) during period. . . . . .            0              0               0      (96,550)                  0
                                     ------------  -------------  --------------  -----------  -----------------
Balance at July 31, 1999. . . . . .   71,042,000   $     71,042   $     200,500   $  (96,550)  $         174,992
Sale of Common Stock. . . . . . . .    2,080,000          2,080          23,920            0                   0
Net (loss) during period. . . . . .            0              0               0      (91,992)                  0
                                     ------------  -------------  --------------  -----------  -----------------
Balance at July 31, 2000. . . . . .   73,122,000   $     73,122   $     224,420   $ (188,542)  $         109,000
Equity contributed to subsidiary in
   spin-off on August 31, 2000. . .            0              0               0      (95,530)                  0
Shares returned to Treasury . . . .  (24,000,000)       (24,000)         24,000            0                   0
Net (loss) during period. . . . . .            0              0               0      (13,470)                  0
                                     ------------  -------------  --------------  -----------  -----------------
Balance at October 31, 2000 . . . .   49,122,000   $     49,122   $     248,420   $ (297,542)  $               0

   The accompanying notes are an integral part of these financial statements.

                                       67


                                 EDITWORKS, LTD.
                       STATEMENTS OF CASH FLOW (UNAUDITED)
                 For the periods ended October 31, 1999 and 2000

                                                 From           From           From inception on
                                               August 1,       August 1,         August 20,1998
                                             2000 through.   1999 through           through
                                              October 31,     October 31,          October 31,
                                                  2000           1999                 2000
-------------------------------------------------------------------------------------------
Operating Activities

Net Income (Loss) . . . . . . . . . . .   $    (13,470)   $    (8,296)  $         (202,012)

Cash contributed to subsidiary in
spin-off on August 31, 2000 . . . . . .            (53)             0                  (53)

Less items not effecting cash
Depreciation & Amortization . . . . . .          3,443         10,329               68,719
Increase in receivables . . . . . . . .              0        (14,524)             (63,790)
Increase in payables. . . . . . . . . .          9,500         19,910               49,448
Increase in advances. . . . . . . . . .              0              0               32,910
                                       ----------------------------------------------------
Net Cash from Operations. . . . . . . .           (580)         7,419             (114,778)
Cash Increase (Decrease) Investment in
computerized editing equipment. . . . .              0       (176,772)            (176,722)
Cash Increase (Decrease) Sale of Stock.              0        265,500              291,500
                                       ----------------------------------------------------
Net increase (decrease) in cash . . . .           (580)        96,147                    0
Beginning Cash. . . . . . . . . . . . .            580            165                    0
Ending Cash . . . . . . . . . . . . . .  $           0   $     96,312   $                0
                                       ====================================================

   The accompanying notes are an integral part of these financial statements.

                                       68


                                   EDITWORKS, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      for the fiscal year ended July 31, 2000
               and for the periods ended October 31, 1999 and 2000


NOTES  TO  FINANCIAL  STATEMENTS

EditWorks, Ltd. ("the Company") has elected to omit substantially all footnotes to the financial statements for the three months ended October 31, 2000, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their General Form for Registration of Securities Report filed on Form 10-KSB for the fiscal year ended July 31, 2000.

REORGANIZATION  AND  SPIN  OFF


On September 1, 2000, the Board of Directors and Shareholders of the Company, approved a plan of reorganization and spin-off wherein the operations and assets of the Company were spun out to NetF]Ims, Inc., a subsidiary of the Company. The Shareholders of the Company were then issued shares in and distributed all ownership and interest of NetFilms, Inc.

COMMON  STOCK  REPURCHASE

On September 12, 2000, the Board of Directors and Shareholders of the Company, approved the repurchase of 24,000,000 shares of common stock from the Company's principal shareholder for $24,000 (par value, being the basis on which such shares had been previously issued).

COMMON  STOCK  FORWARD  SPLIT


On September 5, 2000, the Board of Directors and Shareholders of the Company, approved a ten for one (10:1) forward split of its common stock. All presentations of shareholders' equity are presented as if the forward split had been effect since inception.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

                                       69


--------------------------------------------------------------------------------
                                     Annex D

                                November 30, 2000
                         UNAUDITED FINANCIAL STATEMENTS
                          TriLucent Technologies, Inc.
--------------------------------------------------------------------------------

                                       70


                          TriLucent Technologies, Inc.
                                 BALANCE SHEETS
                          (A Development Stage Company)

                                                     November 30,
                                                         2000
ASSETS                                               (unaudited)
--------------------------------------------------  --------------

Current Assets
Cash                                                    $   2,042
Total Current Assets                                    $   2,042
                                                        ---------
Other Assets
Relucent (Note 3)                                       $  50,000
Total Other Assets                                      $  50,000
                                                        ---------
Total Assets                                            $  52,042

LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
Notes Payable (Note 4)                                   $ 85,000
                                                         --------
Total Liabilities                                        $ 85,000
                                                         --------
Stockholders' Equity
Common Stock, no par value;                              $      0
50,000,000 Shares authorized,
10,200 shares issued and outstanding respectively
Additional Paid-In Capital                               $ 10,200
Deficit Accumulated During the Development Stage        ($43,158)
                                                         --------
Total Stockholders' Equity                              ($32,958)
                                                         --------
Total Liabilities and Stockholders' Equity               $ 52,042
                                                         ========

  The accompanying notes are an integral part of these financial statements.

                                       71


                          TriLucent Technologies, Inc.
                      Consolidated Statements of Operations
                          (A Development Stage Company)
                                   (Unaudited)


                               From Inception on
                                  May 8, 2000
                                 November 30,
                                     2000
-------------------------------------------------
Revenue                                $        0
                                       ----------
Expenses
General & Administrative               $   43,158
                                       ----------
Total Expenses                         $   43,158
                                       ----------
Net Income (Loss)                      $ (43,158)
                                       ==========
Net Income (Loss) per share            $     (19)
                                       ==========
Weighted average
Outstanding shares                     $    2,278
                                       ==========

  The accompanying notes are an integral part of these financial statements.

                                       72


                          TriLucent Technologies, Inc.
                        Consolidated Stockholders' Equity
                          (A Development Stage Company)
                                   (Unaudited)

                                                                                        Deficit
                                                                                      Accumulated
                                                                         Additional   During the
                                                    Common Stock           Paid-In    Development
                                                 Shares       Amount       Capital       Stage
-------------------------------------------------------------------------------------------------
Balances at May 8, 2000                               0     $     0        $      0     $       0

Issuance of Common Stock for services            10,200     $     0        $ 10,200     $       0
@ $1.00 per share on October 15, 2000

Net Loss Six months ending November 30, 2000         0      $     0        $      0     $(43,158)
                                                 ------------------------------------------------
Balance November 30, 2000                        10,200     $     0        $ 10,200     $(43,158)
                                                 ================================================

  The accompanying notes are an integral part of these financial statements.

                                       73


                          TriLucent Technologies, Inc.
                      Consolidated Statement of Cash Flows
                         ( A Development Stage Company)
                                   (Unaudited)

                                               For the 6 months Ending
                                                  November 30, 2000
                                                        2000             1999
-----------------------------------------------------------------------------
Cash Flows from Operating Activities:

Net Loss                                            $ (43,158)        $       0
Adjustment to reconcile net loss to net cash
used by operations:
Amortization                                        $       0         $       0
Change in Prepaid Expenses                          $       0         $       0
Change in Notes Payable                             $  85,000         $       0
                                                    ---------------------------
Net Cash Flow Used in Operating Activities          $  41,842         $       0
                                                    ---------------------------
Cash Flows from Invesment:
Purchase of Assets                                  $ (50,000)        $       0
                                                    ---------------------------
Cash Flows from Financing Activities:
Additional Paid in Capital                          $  10,200         $       0
                                                    ---------------------------
Increase (Decrease) in cash                         $   2,042         $       0
                                                    ---------------------------
Cash as beginning of period                         $       0         $       0
                                                    ---------------------------
Cash at End of Period                               $   2,042         $       0
                                                    ===========================

  The accompanying notes are an integral part of these financial statements.

                                       74


                          TriLucent Technologies, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                November 30, 2000


NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
a.     Organization

TriLucent Technologies, Inc. was incorporated on July 28, 2000 under the laws of the State of Nevada, primarily for the purpose of exploration of oil and natural gas.

The Company has limited operations, assets and liabilities. Accordingly, the Company is dependent upon management and/or significant shareholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant shareholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

b.  Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a calendar year end.

c.  Cash  and  Cash  Equivalents

Cash equivalents include short-ten-n, highly liquid investments with maturities of three months or less at the time of acquisition

d.  Basic  Loss  Per  Share

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of financial statements.

e.  Additional  Accounting  Policies

Additional accounting policies will be established once planned principal operations commence. g. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

                                       75


                          TriLucent Technologies, Inc.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                                November 30, 2000


NOTE:2  -  GOING-  CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to raise operating capital through a private placement. Until this occurs, shareholders of the Company have committed to meeting the Company's operating expenses.

NOTE  3  -  ASSET  -  RELUCENT

The Company entered into a licensing agreement with Relucent Technologies which grants them right to use certain micro-wave based technologies to facilitate exploration of natural resources. The Licensing term is 15 years and includes an annual royalty payment of $180,000 and provision to purchase the rights for an amount to be determined.


NOTE  4  -  NOTES  PAYABLE  -  RELATED  PARTIES

As of November 30, 2000, the Company had a total of $85,000 in notes payable to Tiburon Group, a private third party investor. This note carries a 10% interest rate payable per annum and is due in one year.

                                       76